As filed with the Securities and Exchange Commission on April 29, 2008.

Registration Nos. 333-90430 and 811-21119

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 7
☒

and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
☐
Amendment No. 8
☒

ML OF NEW YORK VARIABLE ANNUITY
SEPARATE ACCOUNT C
(Exact Name of Registrant)

ML LIFE INSURANCE COMPANY OF
NEW YORK
(Name of Depositor)

4 Manhattanville Road,
Purchase, NY 10577
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including Area Code:
(800) 333-6524

Name and Address of Agent for Service:	Copy to:
Darin D. Smith 4333 Edgewood Road, NE Cedar Rapids, IA 52499-0001	Mary E. Thornton, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2008 pursuant to paragraph (b) of Rule 485
                  (date)

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on                 pursuant to paragraph (a)(1) of Rule 485
                  (date)

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under flexible premium individual deferred variable annuity contracts.

EXHIBIT INDEX CAN BE FOUND ON PAGE C-35

Prospectus

May 1, 2008
ML of New York Variable Annuity Separate Account C (the “Account”)

Flexible Premium Individual Deferred Variable Annuity Contract (the “Contract”)
issued by
ML Life Insurance Company of New York
Home Office: 4 Manhattanville Road
Purchase, NY 10577

Service Center: P.O. Box 44222
Jacksonville, Florida 32231-4222
4802 Deer Lake Drive East
Jacksonville, Florida 32246
Phone: (800) 333-6524

offered through
Transamerica Capital, Inc.

This Prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the Contract to our Service Center at the address above.

The variable annuity contract described here provides a variety of investment features. It also provides options for income protection later in life. It is important that you understand how the contract works, and its benefits, costs, and risks. First, some basics.

What is an annuity?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each annuity option has different protection features intended to cover different kinds of income needs. Many of these annuity options provide income streams that can’t be outlived.

What is a variable annuity?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

What are the risks in owning a variable annuity?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you’ve put in. You bear all of this risk. You could lose all or part of the money you’ve put in.

How does this annuity work?

We put your premium payments as you direct into one or more subaccounts of the Account. In turn, we invest each subaccount’s assets in corresponding portfolios (“Funds”) of the following:

•	MLIG Variable Insurance Trust

•	Roszel/Lord Abbett Large Cap Value Portfolio
•	Roszel/Davis Large Cap Value Portfolio
•	Roszel/BlackRock Relative Value Portfolio
•	Roszel/Fayez Sarofim Large Cap Core Portfolio

•	Roszel/AllianceBernstein Large Cap Core Portfolio

•	Roszel/Allianz NFJ Mid Cap Value Portfolio

•	Roszel/Loomis Sayles Large Cap Growth Portfolio
•	Roszel/Rittenhouse Large Cap Growth Portfolio
•	Roszel/Marsico Large Cap Growth Portfolio
•	Roszel/Cadence Mid Cap Growth Portfolio
•	Roszel/NWQ Small Cap Value Portfolio
•	Roszel/Delaware Small-Mid Cap Growth Portfolio
•	Roszel/Lazard International Portfolio
•	Roszel/JPMorgan International Equity Portfolio
•	Roszel/Lord Abbett Government Securities Portfolio
•	Roszel/BlackRock Fixed-Income Portfolio

•	BlackRock Variable Series Funds, Inc.

•	BlackRock Money Market V.I. Fund

The value of your Contract at any point in time up to the annuity date is called your contract value. Before the annuity date, you are generally free to direct your contract value among the subaccounts as you wish. You may also withdraw all or part of your contract value provided the remaining contract value after withdrawal is at least $5,000. If you die before the annuity date, we pay a death benefit to your beneficiary.

We’ve designed this annuity as a long-term investment. Any money you take out of the Contract may be subject to tax, and if taken before age 59 1/2 may also be subject to a 10% Federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the Contract.

What does this annuity cost?

This annuity does not impose any sales charges — on either purchases or withdrawals. However, we may impose a number of other charges, including an asset-based insurance charge. We provide more details on this charge, as well as a description of all other charges, later in the Prospectus.

This Prospectus contains information about the Contract and the Account that you should know before you invest. A Statement of Additional Information contains more information about the Contract and the Account. We have filed the Statement of Additional Information, dated May 1, 2008, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. There is no charge to obtain it. The Statement of Additional Information’s table of contents appears at the end of this Prospectus.

The Securities and Exchange Commission maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of the site is http://www.sec.gov.

Current prospectuses for the MLIG Variable Insurance Trust and the BlackRock Variable Series Funds, Inc. must accompany this Prospectus. Please read these documents carefully and retain them for future reference.

The Securities and Exchange Commission has not approved these Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Although this Prospectus was primarily designed for potential purchasers of the Contract, you may be receiving this Prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features, and charges of the Contract may vary over time and generally, you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, refer to your contract, and/or note Contract variations referenced throughout this Prospectus.

DEFINITIONS

accumulation unit: A unit of measure used to compute the value of your interest in a subaccount prior to the annuity date.

annuitant: Annuity payments may depend upon the continuation of a person’s life. That person is called the annuitant.

annuity date: The date on which annuity payments begin. The annuity date must occur by the older annuitant’s 90th birthday.

attained age: The age of a person on the contract date plus the number of full contract years since the contract date.

beneficiary(s): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

contract anniversary: The yearly anniversary of the contract date.

contract date: The effective date of the Contract. This is usually the business day we receive your initial premium at our Service Center.

contract value: The value of your interest in the Account.

contract year: The period from the contract date to the first contract anniversary, and thereafter, the period from one contract anniversary to the next contract anniversary.

Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code (“IRC”).

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next.

nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified arrangement described in the IRC.

qualified contract: A Contract issued in connection with a retirement arrangement described under Section 403(b) or 408(b) of the IRC.

Roth Individual Retirement Account or Annuity (“Roth IRA”): A retirement arrangement meeting the requirements of Section 408A of the IRC.

tax sheltered annuity: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of business on each day the New York Stock Exchange is open.

CAPSULE SUMMARY OF THE CONTRACT

This capsule summary provides a brief overview of the Contract. More detailed information about the Contract can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

The Contract is available as a nonqualified contract or may be issued as an IRA or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). (See “Issuing the Contract”.) The Contract is currently not available to be issued in connection with a retirement arrangement under Section 403(b) of the Internal Revenue Code (i.e., a tax sheltered annuity contract). We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to qualified contracts. Please note that if you purchase your Contract through a custodial account, the owner of the Contract will be the custodial account and the annuitant must generally be the custodial account owner.

A variable annuity provides for tax deferred growth potential. The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (such as the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

We offer other variable annuity contracts that have different contract features, minimum premium amounts, fund selections, and optional programs. These other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Service Center or your Financial Advisor.

It may not be to your advantage to own multiple contracts issued by us or an affiliate because only contract value under this Contract is eligible to receive Contract Value Credits if the contract value is $250,000 or greater (see “Contract Value Credit”).

For information concerning compensation paid for the sale of Contracts, see “Other Information — Selling the Contract.”

Premiums

Generally, before the annuity date you can pay premiums as often as you like. The minimum initial premium is $75,000. Subsequent premiums generally must each be $50 or more. The maximum premium that will be accepted without Company approval is $1,000,000. We may refuse to issue a Contract or accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us and our affiliate, Merrill Lynch Life Insurance Company or any other life insurance company affiliate, on your life (or on the life of any older co-owner) exceed $1,000,000. Under an automatic investment feature, you can make subsequent premium payments systematically from your Merrill Lynch brokerage account. For more information, see “Automatic Investment Feature”.

The Account

As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest your contract value. For the first 14 days following the contract date, we put all premiums into the BlackRock Money Market V.I. Subaccount. After the 14 days, we will put the money into the subaccounts you’ve selected. Currently, you may allocate premiums or contract value among the available subaccounts. Generally, within certain limits you may transfer contract value periodically among subaccounts.

The Funds Available For Investment

➢	Funds of MLIG Variable Insurance Trust

➢	Roszel/Lord Abbett Large Cap Value Portfolio
➢	Roszel/Davis Large Cap Value Portfolio
➢	Roszel/BlackRock Relative Value Portfolio
➢	Roszel/Fayez Sarofim Large Cap Core Portfolio
➢	Roszel/AllianceBernstein Large Cap Core Portfolio

➢	Roszel/Allianz NFJ Mid Cap Value Portfolio*

➢	Roszel/Loomis Sayles Large Cap Growth Portfolio
➢	Roszel/Rittenhouse Large Cap Growth Portfolio
➢	Roszel/Marsico Large Cap Growth Portfolio
➢	Roszel/Cadence Mid Cap Growth Portfolio
➢	Roszel/NWQ Small Cap Value Portfolio
➢	Roszel/Delaware Small-Mid Cap Growth Portfolio
➢	Roszel/Lazard International Portfolio
➢	Roszel/JPMorgan International Equity Portfolio
➢	Roszel/Lord Abbett Government Securities Portfolio
➢	Roszel/BlackRock Fixed-Income Portfolio

➢	Funds of BlackRock Variable Series Funds, Inc.

➢	BlackRock Money Market V.I. Fund

*	Formerly, Roszel/Kayne Anderson Rudnick Small Mid Cap Value Portfolio.

If you want detailed information about the investment objectives of the Funds, see “Investments of the Account” and the prospectuses for the Funds.

Fees, Charges and Credits

  Asset-Based Insurance Charge

We currently impose an asset-based insurance charge of 1.85% annually to cover certain risks. It will never exceed 1.85% annually.

The asset-based insurance charge compensates us for:

•	costs associated with the establishment, administration, and distribution of the Contract;

•	mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract; and

•	expense risks we assume to cover Contract maintenance expenses.

We deduct the asset-based insurance charge daily from the net asset value of the subaccounts. This charge ends on the annuity date.

  Contract Fee

We impose a $50 contract fee at the end of each contract year and upon a full withdrawal to reimburse us for expenses related to maintenance of the Contract only if the greater of contract value, or premiums less withdrawals, is less than $75,000. Accordingly, if your withdrawals have not decreased your investment in the Contract below $75,000, we will not impose this annual fee. We may also waive this fee in certain circumstances where you own more than three Contracts. This fee ends after the annuity date.

  Premium Taxes

On the annuity date, we deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%.

  Fund Expenses

You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

  Contract Value Credit

If on the last business day of each month and upon termination of the Contract your contract value is $250,000 or greater, we determine the amount of your Contract Value Credit. We will add the sum of the Contract Value Credits determined for each month within that calendar quarter (or termination period) to your contract value on the last business day of each calendar quarter (and upon termination of the Contract). The amount of Contract Value Credits, how they are determined, and the circumstances under which they may be credited are described under “Contract Value Credit”.

You can find detailed information about all fees and charges imposed on the Contract under “Charges, Deductions and Credits”.

Transfers Among Subaccounts

Before the annuity date, you may transfer all or part of your contract value among the subaccounts up to twelve times per contract year without charge. You may make more than twelve transfers among available subaccounts, but we may charge $25 per extra transfer. (See “Transfers Among Subaccounts”.) We may impose additional restrictions on transfers. (See “Transfers Among Subaccounts — Disruptive Trading.”)

Two specialized transfer programs are available under the Contract. You cannot use more than one such program at a time.

•	We offer a Dollar Cost Averaging Program where money you’ve put in a designated subaccount is systematically transferred monthly into other subaccounts you select without charge. The program may allow you to take advantage of fluctuations in Fund share prices over time. (See “Dollar Cost Averaging Program”.) (There is no guarantee that Dollar Cost Averaging will result in lower average prices or protect against market loss.)

•	You may choose to participate in a Rebalancing Program where we automatically reallocate your contract value quarterly, semi-annually, or annually in each calendar year in order to maintain a particular percentage allocation among the subaccounts that you select. (See “Rebalancing Program”.)

Withdrawals

You can withdraw money from the Contract at any time during the contract year. You may take your withdrawals through lump sum withdrawals or the Systematic Withdrawal Program. Under a Systematic Withdrawal Program, you may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. For more information, see “Withdrawals and Surrenders”.

A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2. Withdrawals from tax sheltered annuities are restricted (see “Federal Income Taxes”).

Death Benefit

Regardless of investment performance, this Contract provides a guaranteed minimum death benefit if any owner dies (or an annuitant if any contract owner is a non-natural person) before the annuity date.

The death benefit equals the greatest of the contract value, premiums less adjusted withdrawals, or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the Contract. An anniversary value is calculated through the earlier of the owner’s attained age 80 or date of death.

You can find more detailed information about the death benefit and how it is calculated, including age limitations that apply, under “Death Benefit”.

The payment of a death benefit may have tax consequences (see “Federal Income Taxes”).

Annuity Payments

Annuity payments begin on the annuity date, and payments will continue according to the annuity option selected. You can select an annuity date but that date cannot be earlier than the first Contract Anniversary nor later than the older annuitant’s 90th birthday. If you do not select an annuity date, the annuity date for non-qualified Contracts is the older annuitant’s 90th birthday. The annuity date for IRA or tax sheltered annuity Contracts is generally when the owner/annuitant reaches age 70 1/2. You may change the scheduled annuity date at any time before annuity payments begin.

Details about the annuity options available under the Contract can be found under “Annuity Options”.

Annuity payments may have tax consequences (see “Federal Income Taxes”).

Ten Day Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days (60 days in the case of a replacement) after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it.

We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract.

Replacement of Contracts

Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract could be advantageous, given the Contract’s features, benefits, and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Contract, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer contract value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)	None
Transfer Fee[1]	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Expenses
Annual Contract Fee[2]	$50
Separate Account Annual Expenses (as a % of average Separate Account value) Current and Maximum Asset-Based Insurance Charge[3]	1.85%

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2007, before and after any contractual waivers and expense reimbursements. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

1    There is no charge for the first 12 transfers in a contract year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers.
2  The contract fee will be assessed annually at the end of each contract year and upon a full withdrawal only if the greater of contract value, or premiums less withdrawals, is less than $75,000.
3  If your contract value is $250,000 or greater on specified dates, a Contract Value Credit will be added to your contract value that effectively reduces the rate of this charge. This potential reduction is not reflected in the fee table.

Range of Expenses for the Funds[4]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.58%	6.02%
Net Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses — after any contractual waivers or reimbursements of fees and expenses)[5]	0.58%	1.15%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Separate Account Annual Expenses and Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender, annuitize, or remain invested in the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years

$800	$2,326	$3,759	$6,967

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years

$272	$834	$1,423	$3,019

Because there is no contingent deferred sales charge, you would pay the same expenses whether you surrender your Contract at the end of the applicable time period or not, based on the same assumptions.

The Example does not reflect the $50 contract fee because, based on average contract size and withdrawals, its effect on the examples shown would be negligible. Contractual waivers and reimbursements are reflected in the first year of the example, but not in subsequent years. See the “Charges and Discussions” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

4  The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007 or estimated for the current year. Current or future expenses may be greater or less than those shown.
5  The range of Net Annual Fund Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund expenses above a specified threshold for a limited period of time ending no earlier than April 30, 2009. For more information about these arrangements, consult the prospectuses for the Funds.

The yield of the BlackRock Money Market V.I. Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a subaccount (besides the BlackRock Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each 1-, 5-and 10-year period. These percentages exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present total performance information for a hypothetical Contract assuming participation in the Rebalancing Program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Advertising and sales literature for the Contracts may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any deduction for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

ML LIFE INSURANCE COMPANY OF NEW YORK

We are a stock life insurance company organized under the laws of the State of New York on November 28, 1973 and engaged in the sale of life insurance and annuity products. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange.

Our financial statements can be found in the Statement of Additional Information. You should consider them only in the context of our ability to meet any Contract obligation.

THE ACCOUNT

The ML of New York Variable Annuity Separate Account C (the “Account”) offers through its subaccounts a variety of investment options. Each option has a different investment objective.

We established the Account on May 16, 2002. It is governed by New York law, our state of domicile. The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Account meets the definition of a separate account under the Federal securities laws. The Account’s assets are segregated from all of our other assets.

Segregation of Account Assets

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. We own all of the assets in the Account. The Account’s income, gains, and losses, whether or not realized, derived from Account assets are credited to or charged against the Account without regard to our other income, gains or losses. The assets in each Account will always be at least equal to the reserves and other liabilities of the Account. If the Account’s assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account. Under New York insurance law the assets in the Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of the Account be charged with any liabilities of other separate accounts.

Number of Subaccounts; Subaccount Investments

There are 17 subaccounts currently available through the Account.

All subaccounts invest in a corresponding portfolio of the MLIG Variable Insurance Trust or the BlackRock Variable Series Funds, Inc. Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment adviser, subadviser, or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds available only through the Contract may have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of any similarly named Fund available through the Contract.

INVESTMENTS OF THE ACCOUNT

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses, risks, and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts as well as separate accounts of Merrill Lynch Life Insurance Company (an indirect wholly owned subsidiary of AEGON USA) to fund benefits under certain variable annuity and variable life insurance contracts. Shares of these Funds may be offered to certain pension or retirement plans.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well Fund management anticipates changes in economic conditions.

MLIG Variable Insurance Trust (“MLIG Trust”)

The MLIG Trust is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers sixteen of its separate investment portfolios (“Portfolios”) to the Account. We generally seek to make available under the Contracts subaccounts that invest in Portfolios of the MLIG Trust that are subadvised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the “Program”) offered by our affiliate MLPF&S. However, at times, an investment manager may be placed “on hold” in the Program. An investment manager may be placed on hold for a variety of reasons including changes in key personnel, changes in investment process, performance, or other factors. During any period that an investment manager is “on hold,” its investment team, process, and performance are being evaluated.

In order to keep the investment options under the Contract aligned with the Program, we may close a subaccount to allocations of new premiums and incoming transfers of contract value for Contracts issued on or after a specified date if that subaccount invests in a MLIG Trust Portfolio whose subadviser is an investment manager placed “on hold” within the Program by MLPF&S. These investment managers may be replaced.

The Funds

The following tables summarize each Fund’s investment objective(s), investment adviser(s)/subadviser(s), and asset class/investment style. There is no guarantee that any of the Funds will achieve the stated objectives.

MLIG Variable		Investment		Asset Class/
Insurance Trust	Investment Objective	Adviser(s)	Subadviser	Investment Style
Roszel/Lord Abbett Large Cap Value Portfolio	Seeks long-term capital appreciation.	Roszel Advisors, LLC (“Roszel Advisors”)	Lord, Abbett & Co. LLC	Domestic Equity/Large Cap Value

Roszel/Davis Large Cap Value Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	Davis Selected Advisers, LP	Domestic Equity/Large Cap Value

Roszel/BlackRock Relative Value Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	BlackRock Investment Management, LLC	Domestic Equity/Large Cap Value

Roszel/Fayez Sarofim Large Cap Core Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	Fayez Sarofim & Co.	Domestic Equity/Large Cap Blend

Roszel/ AllianceBernstein Large Cap Core Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	AllianceBernstein L.P.	Domestic Equity/Large Cap Blend

Roszel/Loomis Sayles Large Cap Growth Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	Loomis Sayles & Company	Domestic Equity/ Large Cap Growth

MLIG Variable		Investment		Asset Class/
Insurance Trust	Investment Objective	Adviser(s)	Subadviser	Investment Style
Roszel/Rittenhouse Large Cap Growth Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	Rittenhouse Asset Management, Inc.	Domestic Equity/ Large Cap Growth

Roszel/Marsico Large Cap Growth Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	Marsico Capital Management, LLC	Domestic Equity/ Large Cap Growth

Roszel/Allianz NFJ Mid Cap Value Portfolio[1] (formerly, Roszel/Kayne Anderson Rudnick Small Mid Cap Value Portfolio)	Seeks long-term growth of capital and income.	Roszel Advisors	NFJ Investment Group, L.P.	Domestic Equity/ Mid Cap Value

Roszel/Cadence Mid Cap Growth Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	Cadence Capital Management LLC	Domestic Equity/ Mid Cap Blend

Roszel/NWQ Small Cap Value Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	NWQ Investment Management Company	Domestic Equity/ Small Cap Value

Roszel/Delaware Small-Mid Cap Growth Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	Delaware Management Company	Domestic Equity/ Small Cap Growth

Roszel/Lazard International Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	Lazard Asset Management LLC	International Equity/ International

Roszel/JPMorgan International Equity Portfolio	Seeks long-term capital appreciation.	Roszel Advisors	JPMorgan Investment Management, Inc.	International Equity/ International

Roszel/Lord Abbett Government Securities Portfolio	Seeks as high a level of income as is consistent with investment in government securities.	Roszel Advisors	Lord, Abbett & Co. LLC	Fixed Income/ Intermediate Term

Roszel/BlackRock Fixed-Income Portfolio	Seeks as high a level of total return as is consistent with investment in high- grade income-bearing securities.	Roszel Advisors	BlackRock Investment Management, LLC	Fixed Income/ Intermediate Term

[1]	Effective August 6, 2007, NFJ Investment Group, L.P. replaced Kayne Anderson Rudnick Investment Management, LLC as subadviser of the Fund.

BlackRock				Asset Class/
Variable Series	Investment	Investment		Investment
Funds, Inc.	Objective	Adviser(s)	Subadviser	Style
BlackRock Money Market V.I. Fund	Seeks to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing objectives.	BlackRock Advisors, LLC	BlackRock Institutional Management Corporation	Fixed Income/ Money Market

In order to obtain a copy of the Fund prospectuses, you may call one of our customer service representatives at 1-800-535-5549.

Certain Payments We Receive With Regard to the Funds

We receive payments from the investment adviser (or affiliates thereof) of the Funds. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages may differ, and some advisers (or affiliates) may pay more than others. These percentages may also be higher or lower for Contracts issued before or after certain dates. These percentages currently range from 0.25% to 0.35%.

Purchases and Redemptions of Fund Shares; Reinvestment

The Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Account are automatically reinvested at net asset value in additional shares of the Funds.

Material Conflicts, Substitution of Investments and Changes to the Account

The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in Federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of the Account or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our contract owners.

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing contract value or future premium payments, or both for some or all classes of Contracts.

Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of contract value, or both for some or all classes of Contracts, at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to the Account, eliminate subaccounts in the Account, deregister the Account under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate the Account as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or separate account to another subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

CHARGES, DEDUCTIONS AND CREDITS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. We add the credit described below to your contract value in certain circumstances where we realize cost reductions and administrative efficiencies. This credit, if any, will effectively reduce the amount of the annual asset-based insurance charge we collect.

Asset-Based Insurance Charge

We currently impose an asset-based insurance charge on the Account that equals 1.85% annually. It will never exceed 1.85%.

We deduct this charge daily from the net asset value of the subaccounts prior to the Annuity Date. This amount compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract.

The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, and performing accounting, regulatory compliance, and reporting functions. Finally, this charge compensates us for costs associated with the establishment, administration and distribution of the Contract, including programs like transfers and Dollar Cost Averaging.

If the asset-based insurance charge is inadequate to cover the actual expenses of mortality, maintenance, administration and distribution, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit.

Contract Fee

We may charge a $50 contract fee each year. We will only impose this fee at the end of each contract year and upon termination if the greater of contract value, or premiums less withdrawals, is less than $75,000. Accordingly, if you have not made any withdrawals from your Contract (or your withdrawals have not decreased your investment in the Contract below $75,000), we will not impose this fee.

The contract fee reimburses us for additional expenses related to maintenance of certain Contracts with lower contract values. We do not deduct the contract fee after the annuity date. The contract fee will never increase.

If the contract fee applies, we will deduct it as follows:

•	We deduct this fee from your contract value at the end of each contract year before the annuity date.

•	We deduct this fee from your contract value if you surrender the contract on any date other than at the end of each contract year.

•	We deduct this fee on a pro rata basis from all subaccounts in which your contract value is invested.

Currently, a contract owner of more than three of these Contracts will be assessed no more than $150 in contract fees annually. We reserve the right to change this limit on contract fees at any time.

Other Charges

     Transfer Charges

You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we may, but currently do not, charge you $25 for each extra transfer. We deduct this charge pro rata from the subaccounts from which you are transferring contract value. Currently, transfers made by us under the Dollar Cost Averaging Program and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program”, “Rebalancing Program”, and “Transfers Among Subaccounts”.)

     Tax Charges

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Account any taxes imposed on the Account’s investment earnings. (See “Tax Status of the Contract”.)

     Fund Expenses

In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table”.) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.

     Premium Taxes

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the contract value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from your contract value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.

Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that state, and the premium tax laws of that state. New York does not currently impose a premium tax on annuity contracts.

Contract Value Credit

We may add a Contract Value Credit to your contract value if your contract value reaches certain levels as shown below. The contract values of multiple contracts (including other contracts issued by us or an affiliate) cannot be added together to reach these levels. The amount, if any, is added on the last business day of each calendar quarter as the sum of Contract Value Credits determined for each month within that calendar quarter. Contract Value Credits, if any, will also be credited on a pro rata basis upon termination of the Contract due to full withdrawal, annuitization, or receipt of due proof of death. Contract Value Credits are determined as follows:

(a)	Determine the Contract Value on the last business day of the month or date of Contract termination (“Calculation Date”)

(b)	Allocate the Contract Value among the tiers shown below

(c)	Multiply the amount in each tier by the corresponding annual credit percentage

(d)	Sum the results of each tier

(e)	Multiply the number of days that the Contract was in force since the last Calculation Date (excluding the Contract Date)

(f)	Divide by 365

Contract Value Tier	Annual Credit Percentage

Less than $250,000	0.00%
Next $250,000	0.20%
Next $250,000	0.30%
Next $250,000	0.40%
Next $1,000,000	0.50%
Next $3,000,000	0.65%
Excess over $5,000,000	0.75%

FEATURES AND BENEFITS OF THE CONTRACT

As we describe the contract, we will often use the word “you”. In this context “you” means “contract owner”.

Ownership of The Contract

The contract owner is entitled to exercise all rights under the Contract. Unless otherwise specified, the purchaser of the Contract will be the contract owner. The Contract can be owned by a trust or a corporation. However, special tax rules apply to Contracts owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your tax advisor if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If the owner dies (or the annuitant if any owner is a non-natural person), the beneficiary will receive a death benefit. You may also designate an annuitant. Except under qualified contracts, you may change the annuitant at any time prior to the annuity date. If you don’t select an annuitant, you are the annuitant. Please note that if you purchase your Contract through a custodial account, the owner of the Contract will be the custodial account and the annuitant must generally be the custodial account owner.

If a non-natural person owns the Contract and changes the annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a contract owner. We will then pay the beneficiary the death benefit.

When co-owners are established, they exercise all rights under the Contract jointly unless they elect otherwise. Co-owners may also designate a beneficiary to receive benefits on the surviving co-owner’s death. The surviving co-owner may later name a new beneficiary provided the original beneficiary designation is not irrevocable. A co-owner spouse may be able to continue the Contract under the Spousal Continuation provision. Certain restrictions apply. (See “Spousal Continuation” later in this Prospectus.) Qualified contracts may not have co-owners.

You may assign the Contract to someone else by giving notice to our Service Center. Only complete ownership of the Contract may be assigned to someone else. You can’t do it in part. An assignment to a new owner cancels all prior beneficiary designations except a prior irrevocable beneficiary designation. Assignment of the Contract may have tax consequences and may be prohibited on qualified contracts, so you should consult with a qualified tax advisor before assigning the Contract. (See “Federal Income Taxes”.)

Issuing the Contract

     Issue Age

You can buy a nonqualified Contract if you (and any co-owner) are less than 80 years old. Annuitants on nonqualified Contracts must be less than 80 years old when we issue the Contract. For qualified Contracts owned by natural persons, the contract owner and annuitant must be the same person. Contract owners and annuitants on qualified Contracts must be less than 70 1/2 years old when we issue the Contract, unless certain exceptions are met.

     Information We Need To Issue The Contract

Before we issue the Contract, you must complete and return a written application. Once we review and approve the application, and you pay the initial premium, we’ll issue a Contract. Generally, we’ll issue the Contract and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days, however, we will return the premium and no Contract will be issued.

     Ten Day Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days (60 days in the case of a replacement) after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract.

Premiums

     Minimum and Maximum Premiums

The initial premium payment must be $75,000 or more. Subsequent premium payments generally must each be $50 or more. You can make subsequent premium payments at any time before the annuity date. The maximum premium that will be accepted without Company approval is $1,000,000. We may refuse to issue a Contract or accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us, or our affiliate, Merrill Lynch Life Insurance Company, or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000. We also reserve the right to reject premium payments for any other reason.

The Contract is available as a nonqualified contract or may be issued as a tax sheltered annuity or an IRA or purchased through an established IRA or Roth IRA custodial account with MLPF&S. Federal law limits maximum annual contributions to qualified contracts. We currently do not issue the Contract as a 403(b) Contract and no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. We may waive the $50 minimum for premiums paid under IRA Contracts held in custodial accounts with MLPF&S where you’re transferring the complete cash balance of such account into a Contract.

     How to Make Payments

You must either pay subsequent premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money debited from your MLPF&S brokerage account.

     Automatic Investment Feature

You may make systematic premium payments on a monthly, quarterly, semi-annual or annual basis. Each payment must be for at least $50. Premiums paid under this feature must be deducted from an MLPF&S brokerage account specified by you and acceptable to us. You must specify how premiums paid under this feature will be allocated among the subaccounts. If you select the Rebalancing Program, premiums will be allocated based on the subaccounts and percentages you have selected for the program. You may change the specified premium amount, the premium allocation, or cancel the Automatic Investment Feature at any time upon notice to us. We reserve the right to make changes to this program at any time.

     Premium Investments

For the first 14 days following the contract date, we’ll hold all premiums in the BlackRock Money Market V.I. Subaccount. After the 14 days, we’ll reallocate the contract value to the subaccounts you selected.

Currently, you may allocate your premium among all of the available subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the NWQ Small Cap Value Subaccount, 58% allocated to the Lazard International Subaccount, and 30% to the Lord Abbett Government

Securities Subaccount. However, you may not allocate 33 1/3% to the NWQ Small Cap Value Subaccount and 66 2/3% to the Lord Abbett Government Securities Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding Fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

We calculate an accumulation unit value for each subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your contract), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments, transfers into a subaccount, or Contract Value Credits, units are purchased. For payment of Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any transfer charge, and any premium taxes due, units are redeemed.

How Do We Determine The Number of Units?

We determine the number of accumulation units purchased by dividing the dollar value of the premium payment, Contract Value Credit, or the amount transferred into the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the premium payment, Contract Value Credit, or transfer is made. Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any transfer charge, and any premium taxes due from a subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the redemption is made. The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units for a Contract will not change as a result of investment experience or the deduction of asset-based insurance charges. Instead, this charge and investment experience are reflected in the accumulation unit value.

When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the daily equivalent of the asset-based insurance charge for the valuation period. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in tax law that requires us to pay tax on earnings in the Account or any charge that may be assessed against the Account for assessments or premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Other Charges”.)

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, and the annuitant is not a contract owner, the owner, provided the owner is a natural person, may designate a new annuitant. If a new annuitant is not designated, the contract owner will become the annuitant. If any contract owner is not a natural person, no new annuitant may be named and the death benefit will be paid to the beneficiary.

Transfers Among Subaccounts

     General

Before the annuity date, you may transfer all or part of your contract value among the subaccounts up to twelve times per contract year without charge. You can make additional transfers among subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you’re transferring from. Currently, transfers made by us under the Dollar Cost Averaging Program and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program” and “Rebalancing Program”.) We reserve the right to change the number of additional transfers permitted each contract year.

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of contract value. You must transfer at least $100 or the total value of a subaccount, if less.

You may request transfers in writing or by telephone, once we receive proper telephone authorization. Transfer requests may also be made through your Merrill Lynch Financial Advisor, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

     Disruptive Trading

Frequent or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by contract owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a contract owner among the subaccounts may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other contract owners and other persons who may have an interest in the Contract (e.g., annuitants and beneficiaries). In order to try to protect our contract owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of particular subaccounts made by contract owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to contract owners who are found to be engaged in disruptive trading activities. Contract owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” contract owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the contract owner in writing of the restrictions that will apply to future transfers under a Contract. Currently, our restrictions require such contract owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We will also require that the contract owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:

•	not accepting a transfer request from a third party acting under authorization on behalf of more than one contract owner;

•	limiting the dollar or percentage of contract value that may be transferred among the subaccounts at any one time; and

•	imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect contract owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that contract owner even if we cannot identify, in the particular circumstances, any harmful effect from that contract owner’s future transfers.

Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all contract owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of contract owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other contract owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who violate the disruptive trading policies established by the Fund.

Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

Contract owners and other persons with interests in the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging Program

     What Is It?

The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows you to reallocate money at monthly intervals from a designated subaccount to one or more other subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA Program you should have the financial ability to continue making transfers through periods of fluctuating markets.

If you choose to participate in the DCA Program, each month we will transfer amounts from the subaccount that you designate and allocate them, in accordance with your allocation instructions, to the subaccounts that you select as described below in “Minimum Amounts”.

If you choose the Rebalancing Program, you cannot use the DCA Program. We reserve the right to make changes to this program at any time.

     Participating in the DCA Program

You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

     Minimum Amounts

To elect the DCA Program, you need to have a minimum amount of money in the designated subaccount. We determine the amount required by multiplying the specified length of your DCA Program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA Program. We reserve the right to change these minimums. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. Should the amount in your designated subaccount drop below the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your designated subaccount has dropped below the selected monthly transfer amount.

     When Do We Make DCA Transfers?

You select the date for DCA transfers, within certain limitations. After we receive your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. Currently, we don’t charge for DCA transfers; they are in addition to the twelve annual transfers permitted without charge under the Contract.

Rebalancing Program

Under the Rebalancing Program, we will allocate your premiums and rebalance your contract value quarterly, semi-annually, or annually according to the frequency, subaccounts and percentages you select based on your investment goals and risk tolerance.

After you elect the Rebalancing Program, we allocate your premiums in accordance with the subaccounts and percentages you have selected. Depending on the frequency you select (on the last business day of each calendar quarter for quarterly rebalancing, on the last business day of June and December for semi-annual rebalancing, or on the last business day of December for annual rebalancing), we automatically reallocate your contract value to maintain the particular percentage allocation among the subaccounts that you have selected. You may change the frequency of your Rebalancing Program at any time.

We perform this periodic rebalancing to take account of:

•	increases and decreases in contract value in each subaccount due to subaccount performance, and

•	increases and decreases in contract value in each subaccount due to withdrawals, transfers, and premiums.

The Rebalancing Program can be elected at issue or at any time after issue. You may elect the Rebalancing Program in writing or by telephone, once we receive proper telephone authorization. If you elect the Rebalancing Program, you must include all contract value in the program. We allocate all systematic investment premiums and, unless you instruct us otherwise, all other premiums in accordance with the subaccount allocations that you have selected. The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. Currently, we don’t charge for transfers under this program; they are in addition to the twelve annual transfers permitted without charge under the Contract.

We reserve the right to make changes to this program at any time. If you choose the DCA Program, you cannot use the Rebalancing Program.

Withdrawals and Surrenders

     When and How Withdrawals are Made

Before the annuity date, you may make lump-sum withdrawals from the Contract at any time during the contract year. Under certain circumstances, you may make systematic withdrawals, discussed below. Withdrawals may be subject to tax and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Certain withdrawals from Roth IRAs are tax-free, and withdrawals from tax sheltered annuities are not generally permitted before age 59 1/2, death, disability, severance from employment or hardship. (See “Federal Income Taxes”.)

Unless you direct us otherwise, we will make lump-sum withdrawals from subaccounts in the same proportion as the subaccounts bear to your contract value. You may make a withdrawal request in writing to our Service Center or, once we’ve received proper telephone authorization, by telephone, but only if the amount withdrawn is to be paid into an MLPF&S brokerage account or sent to the address of record. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

     Minimum Amounts

The minimum amount that may be withdrawn is $100. At least $5,000 must remain in the Contract after you make a withdrawal. If you request a withdrawal that would reduce your contract value below $5,000, we reserve the right to seek additional instructions from you to either reduce the amount requested or request a full withdrawal. In such cases, if we do not receive additional instructions from you within seven days from the date we received your original request, we will process a withdrawal for the amount you originally requested and you will have 30 days from the date we process the withdrawal to bring your contract value up to at least $5,000. If your contract value has not reached $5,000 within 30 days, we will treat that as a request for a full withdrawal of your Contract, subject to any applicable surrender charges. We reserve the right to change these minimums.

     Systematic Withdrawal Program

You may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually or annually. Each withdrawal must be for at least $100 and the remaining contract value must be at least $5,000. You may change the specified dollar amount or frequency of withdrawals or stop the Systematic Withdrawal Program at any time upon notice to us. We will make systematic withdrawals from subaccounts in the same proportion as the subaccounts bear to your contract value. We reserve the right to restrict the maximum amount that may be withdrawn each year under the Systematic Withdrawal Program and to make any other changes to this program at any time.

     Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal. Any request to surrender the Contract must be in writing. The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center. We will pay you an amount equal to the contract value as of the end of the valuation period when we process the surrender, minus any applicable contract fee, plus any applicable Contract Value Credits, and minus any applicable charge for premium taxes. (See “Charges, Deductions and Credits.”) Surrenders are subject to tax and, prior to age 59 1/2, may also be subject to a 10% Federal penalty tax. Certain surrenders of Roth IRAs are tax-free, and surrenders of tax sheltered annuities before age 59 1/2, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another tax sheltered annuity arrangement. (See “Federal Income Taxes”.)

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

(a) the New York Stock Exchange is closed;

(b)	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;

(c)	the Securities and Exchange Commission declares that an emergency exists making it not reasonably practicable to dispose of securities held in the Account or to determine the value of the Account’s assets;

(d)	the Securities and Exchange Commission by order so permits for the protection of security holders; or

(e)	payment is derived from a check used to make a premium payment which has not cleared through the banking system.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Contract Changes

Requests to change the owner, beneficiary, annuitant, or annuity date of a Contract (if permitted) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status. We are not responsible for the validity of such a request.

If you change the owner or annuitant on a nonqualified Contract, the new owner or annuitant must be less than 80 years old. For qualified Contracts, the owner generally must be the annuitant.

Death Benefit

     General

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit to the beneficiary if any owner dies before the annuity date. (If an owner is a non-natural person, then the death of the annuitant will be treated as the death of the owner.)

Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if any owner dies (or the annuitant if any owner is a non-natural person) before the annuity date, Federal tax law generally requires us to distribute the entire contract value within five years of the date of death. Special rules may apply to a surviving spouse. (See “Federal Income Taxes”.)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. If we haven’t received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received and we pay the death benefit in a lump sum. For multiple beneficiaries, we will pay the first beneficiary to provide us with due proof of death his or her share of the death benefit. We will not pay any remaining beneficiary his or her share of the death benefit until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk that contract value will increase or decrease until such time as they submit due proof of death or 60 days following receipt of a certified death certificate, whichever is sooner.

If the age of an owner or annuitant, if the owner is a non-natural person, is misstated, any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary, you may change the beneficiary at any time before the annuity date.

Generally, death benefit proceeds are taxable to the extent of gain. (See “Federal Income Taxes — Taxation of Death Benefit Proceeds”.)

     Calculation of Death Benefit

The death benefit is equal to the greatest of:

(i)	the contract value; or

(ii)	the premiums paid into the Contract less “adjusted” withdrawals from the Contract; or

(iii)	the Maximum Anniversary Value.
For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by the greater of [(a) or (b)] ÷ (c) where:

a =	premiums paid into the Contract less previous “adjusted” withdrawals;

b = the Maximum Anniversary Value; and

c = the contract value.

Values for (a), (b), and (c) are calculated immediately prior to the withdrawal.

     Maximum Anniversary Value

The Maximum Anniversary Value is equal to the greatest anniversary value for the Contract. An anniversary value is equal to the contract value on a contract anniversary increased by premium payments and decreased by “adjusted” withdrawals since that anniversary. “Adjusted” withdrawals are calculated according to the formula that appears immediately above this section.

To determine the Maximum Anniversary Value, we will calculate an anniversary value for each contract anniversary through the earlier of your attained age 80 or the anniversary on or prior to your date of death. If the contract has co-owners, we will calculate the anniversary value through the earlier of the older owner’s attained age 80 or the anniversary on or prior to any owner’s date of death if a death benefit is payable. If an owner is a non-natural person, then the annuitant’s age, rather than the owner’s age, will be used to determine any age limitations that apply in calculating the Maximum Anniversary Value.

We will calculate the Maximum Anniversary Value based on your age (or the age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the contract date. Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not reached attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the anniversary on or prior to the ownership change, increased by premium payments and decreased by “adjusted” withdrawals since that anniversary.

The payment of the death benefit is subject to our
financial strength and claims-paying ability.

For an example of the calculation of the death benefit, see Appendix A.

Spousal Continuation

If your beneficiary is your surviving spouse, your spouse may elect to continue the Contract if you die before the annuity date (except under tax sheltered annuities). Your spouse becomes the contract owner and the beneficiary until your spouse names a new beneficiary. If the death benefit which would have been paid to the surviving spouse is greater than the contract value as of the date we determine the death benefit, we will increase the contract value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. Your interest in each subaccount available at that time for allocations of premiums and transfers of contract value will be increased by any excess of the death benefit over your contract value multiplied by the ratio of your contract value in each subaccount available for investment to your total contract value in the subaccounts available for investment.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the Contract, the annuity date for non-qualified Contracts is the first day of the month following the annuitant’s 90th birthday. However, you may specify an earlier annuity date but that date cannot be before the first Contract Anniversary. You may change the annuity date at any time before the annuity date. Generally, the annuity date for IRA or tax sheltered annuity Contracts is when the owner/annuitant reaches age 70 1/2. However, we will not require IRA and tax sheltered annuities to annuitize at age 70 1/2 if distributions from the Contract are not necessary to meet Federal minimum distribution requirements. For all Contracts, the annuity date must be at least twelve months after the contract date.

Contract owners may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option when the annuitant reaches age 90 (age 70 1/2 for an IRA Contract or tax sheltered annuity). We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. We reserve the right to limit annuity options available to owners of qualified contracts to comply with the Internal Revenue Code or regulations under it. For qualified contracts, please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

We calculate your annuity payments as of the annuity date, not the date when the annuitization request forms are received at the Service Center. Until the annuity date, your contract value will fluctuate in accordance with performance of the investment options you have selected. We determine the dollar amount of annuity payments by applying your contract value (increased by any Contract Value Credit paid upon termination) on the annuity date to our then current annuity purchase rates. The amount of your annuity payments will not be less than those that would be provided by application of the contract value to purchase a single premium immediate annuity contract offered by us for the same annuity plan. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant’s age and sex at the time payments begin. The rates will never be less than those shown in the Contract.

If the age and/or sex of the annuitant was misstated to us, resulting in an incorrect calculation of annuity payments, we will adjust future annuity payments to reflect the correct age and/or sex. We will deduct any amount we overpaid as the result of a misstatement from future payments with interest at an annual rate not to exceed the maximum permitted. Likewise, if we underpaid any amount as the result of a misstatement, we will correct it with the next payment made with interest at an annual rate not to exceed the maximum permitted.

If the contract value on the annuity date after the deduction of any applicable premium taxes is less than $2,000, we may cash out your Contract in a lump sum. If any annuity payment would be less than $20, we may change the frequency of payments so that all payments will be at least $20. Unless you tell us differently, we’ll make annuity payments directly to your Merrill Lynch brokerage account.

Annuity Options

We currently provide the following fixed annuity payment options. After the annuity date, your Contract value does not participate in the performance of the Account. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the payment option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. If you or the annuitant dies while guaranteed payments remain unpaid, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

How We Determine Present Value of Future
Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

     Payments of a Fixed Amount

We will make equal payments in an amount you choose until the sum of all payments equals the contract value applied, increased for interest credited. The amount you choose must provide at least five years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the guaranteed amount has been paid, you may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

     Payments for a Fixed Period

We will make equal payments for a period you select of at least five years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

     *Life Annuity

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

     Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant dies before the guaranteed period ends, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

     Life Annuity With Guaranteed Return of Contract Value

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the contract value applied. If the annuitant dies while

*  These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

guaranteed amounts remain unpaid, you may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed amount in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed amount in a lump sum.

     *Joint and Survivor Life Annuity

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

     Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant and the designated second person die before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Gender-Based Annuity Purchase Rates

Generally, the Contract provides for gender-based annuity purchase rates when life annuity options are chosen. Employers and employee organizations considering purchase of the Contract should consult with their legal advisor to determine whether purchasing a Contract containing gender-based annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such contract owners Contracts containing unisex annuity purchase rates. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

FEDERAL INCOME TAXES

Federal Income Taxes

The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can’t guarantee that the law or the IRS’s interpretation won’t change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven’t considered any applicable Federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. If your annuity is independent of any formal retirement or pension plan, it is termed a nonqualified contract. If you invest in a variable annuity as part of an individual retirement annuity or tax sheltered annuity, your contract is called a qualified contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Tax Status of the Contract

     Diversification Requirements

Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The Account, through the subaccounts, intends to comply with the diversification requirements of the regulations under Section 817(h). This will affect how we make investments.

*  These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

     Owner Control

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Account assets.

     Required Distributions

To qualify as an annuity contract under Section 72(s) of the IRC, a nonqualified annuity contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the Contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the Contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names as beneficiary and who assumes ownership when the owner dies. A designated beneficiary must be a natural person. If the deceased owner’s spouse is the designated beneficiary, he or she can continue the Contract when such contract owner dies.

For purposes of Section 72(s), in any owner is a non-natural person, the death of any annuitant will be treated as the death of an owner.

The nonqualified Contracts are designed to comply with Section 72(s), although no regulations interpreting these requirements have yet been issued. We will review the Contract and amend it if necessary to make sure that it continues to comply with the section’s requirements when such requirements are clarified by regulation or otherwise.

Other rules regarding required distributions apply to qualified Contracts.

Taxation of Annuities

     In General

IRC Section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the contract value or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the contract value usually will be considered a distribution. Distributions of accumulated investment earnings are taxable as ordinary income.

The owner of any annuity contract who is not a natural person (e.g., a corporation or a trust) generally must include in income any increase in the excess of the contract value over the “investment in the contract” during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person may wish to discuss them with a competent tax advisor.

The following discussion applies generally to Contracts owned by a natural person:

     Withdrawals and Surrenders

When you take a withdrawal from a nonqualified Contract, the amount received generally will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value immediately before the distribution over the investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible premium payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified Contract can be zero.

If you withdraw your entire contract value, you will be taxed only on the part that exceeds your “investment in the contract.”

     Annuity Payments

Although tax consequences may vary depending on the annuity option selected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     Taxation of Death Benefit Proceeds

Amounts may be paid from a Contract because an owner or annuitant (if an owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

Penalty Tax on Some Withdrawals

You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1) on or after you reach age 59 1/2;

(2)	after you die (or after the annuitant dies, if an owner isn’t an individual);

(3) after you become disabled; or

(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or life expectancies) of you and your beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may apply in connection with the exceptions listed above. Also, additional exceptions apply to distributions from an Individual Retirement Annuity or tax sheltered annuity. You should consult a tax advisor with regard to exceptions from the penalty tax.

Transfers, Assignments, Annuity Dates, or Exchanges of a Contract

Transferring or assigning ownership of the Contract, designating an annuitant, designating a payee or beneficiary who is not also the owner, selecting certain annuity dates, or exchanging a Contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s Federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, except for certain distributions from tax sheltered annuities, recipients can usually choose not to have tax withheld from distributions.

Multiple Contracts

All nonqualified deferred annuity Contracts that we (or our affiliates) issue to the same owner during any calendar year are generally treated as one annuity Contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs. This could affect when income is taxable and how much is subject to the ten percent penalty tax discussed above.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Optional Benefit Riders

It is possible that the IRS may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Possible Changes In Taxation

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend this discussion as tax advice.

Possible Charge For Our Taxes

Currently we don’t charge the Account for any Federal, state, or local taxes on them or the Contracts (other than any applicable premium taxes), but we reserve the right to charge the Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits

To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the contract owners.

Taxation of Qualified Contracts

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions, and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities

     Traditional IRAs

Section 408 of the IRC permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” This Contract is available for purchase either as an IRA or through an established IRA custodial account with MLPF&S. Subject to special rules, an individual may make annual contributions of up to the lesser of the limit in the IRC or 100% of compensation includible in the individual’s gross income. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your adoption agreement or consult a tax advisor for more information about these distribution rules. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     Roth IRAs

The Contract is available for purchase by an individual who has separately established a Roth IRA custodial account with MLPF&S. Roth IRAs, as described in section 408A of the IRC, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. Subject to special rules, an individual may make annual contributions to a Roth IRA of up to the lesser of the limit in the IRC or 100% of compensation includible in the individual’s gross income. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     Other Tax Issues For IRAs and Roth IRAs

Subject to special rules, total annual contributions to all of an individual’s IRAs and Roth IRAs may not exceed the limit in the IRC or 100% of compensation includible in the individual’s gross income. Distributions from an IRA or Roth IRA generally are subject to withholding for the participant’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect not have tax withheld from distributions.

The IRS has not reviewed the Contract for qualification as an IRA or Roth IRA, and has not addressed in a ruling of general applicability whether certain death benefit provisions in the Contract comport with IRA and

Roth IRA qualification requirements. Disqualification of the policy as an IRA or Roth IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes.

Note: The Treasury made changes to the Required Minimum Distribution (“RMD”) rules which may impact the amount of RMD, if any, you must take. Specifically, if your qualified annuity provides a guaranteed benefit (GMDB), the actuarial present value of the benefit may be included in your total RMD calculation.

Tax Sheltered Annuities

The Contract is currently not available for purchase as a tax sheltered annuity. Section 403(b) of the IRC allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security tax). Transfer amounts from tax sheltered annuity plans that are not subject to the Employee Retirement Income Security Act of 1974, as amended, are accepted as premium payments, as permitted by law, under a Contract. Other premium payments, including premium payments subject to IRC Section 402(g), will not be accepted. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death, or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. Taxable “eligible rollover distributions” from tax sheltered annuities are subject to a mandatory Federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. The death benefit provision in the Contract could be characterized as providing an incidental death benefit, the amount of which is limited in any tax sheltered annuity. The death benefit provision could exceed this limitation. Individuals using the Contract in connection with such plans should consult their tax advisors. As noted above, the value of certain death benefits and other benefits under the Contract may need to be considered in calculating minimum required distributions.

OTHER INFORMATION

Notices and Elections

You must send any changes, notices, and/or choices for your Contract to our Service Center. These requests must be in writing and signed, or by telephone, if we have received proper telephone authorization. If we have received proper telephone authorization, you may make the following choices via telephone:

  1. Transfers

  2. Premium allocation

  3. Withdrawals, other than full surrenders

  4. Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We do not have any liability if we act on a request that we reasonably believe is proper.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons.

These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Voting Rights

We own all Fund shares held in the Account. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

  (1) the election of a Fund’s Board of Directors;

  (2) ratification of a Fund’s independent accountant;

(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;

(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and

(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each subaccount, the value of each accumulation unit of each subaccount, and the contract value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through Merrill Lynch Life Agency Inc. as our insurance agents.

We pay commissions to Merrill Lynch Life Agency Inc. for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, Merrill Lynch Life Agency Inc. pays Distributor a portion of the commissions it receives from us for the sales of the Contracts, and the Distributor pays the Financial Advisors and the District Annuity Specialists a portion of the commissions it receives from Merrill Lynch Life Agency Inc. for the sales of the Contracts. Each District Annuity Specialist provides training and marketing support to Financial Advisors in a specific geographic region and is compensated based on sales of the Contracts in that region.

The maximum amount of commissions paid to Merrill Lynch Life Agency Inc. is 1.25% of each premium and up to 1.25% of contract value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of contract value. The maximum commission payable to Financial Advisors for Contract sales is 0.66% of contract value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of contract value not subject to a sales charge. The maximum amount of compensation that may be paid to District Annuity Specialists is 0.13% of each premium.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. District Annuity Specialists who meet certain productivity standards may also be eligible for additional compensation from Merrill Lynch Life Agency Inc. Sales of the Contracts may help Financial Advisors, their branch managers, and District Annuity Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than Merrill Lynch Life Agency Inc. and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of New York and to the regulations of the New York Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The New York Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Legal Proceedings

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Experts

The financial statements of ML Life Insurance Company of New York as of December 31, 2007 have been audited by Ernst & Young, LLP, an independent registered public accounting firm, as stated in their report dated March 14, 2008 and the financial statements of the ML of New York Variable Annuity Separate Account C as of December 31, 2007, have been audited by Ernst & Young, LLP, an independent registered public accounting firm, as stated in their report dated March 28, 2008, which reports are both incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young, LLP is 5 Times Square, New York, NY 10036.

The financial statements of ML Life Insurance Company of New York as of December 31, 2006, and for each of the two years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 2, 2007 and the financial statements of ML of New York Variable Annuity Separate Account C for the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 30, 2007, which reports are both incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington D.C. has provided legal advice to us relating to certain matters under the federal securities laws.

Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

ACCUMULATION UNIT VALUES
(Condensed Financial Information)†

	Roszel/Lord Abbett						Roszel/Davis						Roszel BlackRock
	Large Cap Value Portfolio						Large Cap Value Portfolio[1]						Relative Value Portfolio[2]
	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02
	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

(1) Accumulation unit value at beginning of period	$16.23	$13.98	$13.92	$12.59	$9.87	$9.93	$14.44	$12.27	$12.00	$10.70	$8.43	$8.87	$15.34	$13.03	$12.99	$11.61	$9.35	$9.49
(2) Accumulation unit value at end of period	$16.53	$16.23	$13.98	$13.92	$12.59	$9.87	$14.41	$14.44	$12.27	$12.00	$10.70	$8.43	$14.73	$15.34	$13.03	$12.99	$11.61	$9.35
(3) Number of accumulation units outstanding at end of period	8,808.3	15,222.9	14,769.5	35,395.3	31,238.2	3,598.9	5,617.5	5,575.1	7,657.9	7,654.3	7,791.7	3,183.8	12,677.7	12,070.7	14,345.3	18,946.6	22,162.8	16,710.0

	Roszel/Fayez Sarofim
	Large Cap Core Portfolio[3]
	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02
	to	to	to	to	to	to
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

(1) Accumulation unit value at beginning of period	$13.02	$11.73	$11.54	$11.17	$8.96	$9.56
(2) Accumulation unit value at end of period	$13.87	$13.02	$11.73	$11.54	$11.17	$8.96
(3) Number of accumulation units outstanding at end of period	5.672.2	5,666.5	5,661.5	6,757.3	8,746.0	1,940.2

	Roszel/AllianceBernstein						Roszel/Loomis Sayles						Roszel/Rittenhouse						Roszel/Marsico
	Large Cap Core Portfolio[4]						Large Cap Growth Portfolio[5]						Large Cap Growth Portfolio						Large Cap Growth Portfolio[6]
	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02
	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

(1) Accumulation unit value at beginning of period	$11.66	$11.66	$10.99	$10.79	$8.80	$9.49	$11.83	$12.56	$11.60	$10.87	$8.83	$9.58	$11.49	$10.66	$10.82	$10.59	$9.03	$9.70	$11.86	$11.43	$11.31	$11.02	$8.89	$9.33
(2) Accumulation unit value at end of period	$12.94	$11.66	$11.66	$10.99	$10.79	$8.80	$14.04	$11.83	$12.56	$11.60	$10.87	$8.83	$12.17	$11.49	$10.66	$10.82	$10.59	$9.03	$14.24	$11.86	$11.43	$11.31	$11.02	$8.89
(3) Number of accumulation units outstanding at end of period	0.0	1,630.5	1,605.5	3,030.1	4,424.8	2,955.8	6,822.3	7,065.1	6,833.5	22,651.4	17,481.9	0.0	7,186.3	11,334.7	10,737.8	18,397.6	14,777.3	2,070.4	6,124.1	2,316.4	2,301.5	4,553.8	4.615.0	0.0

	Roszel/Cadence
	Mid Cap Growth Portfolio[7]
	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02
	to	to	to	to	to	to
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

(1) Accumulation unit value at beginning of period	$13.30	$12.59	$11.39	$10.91	$8.54	$9.31
(2) Accumulation unit value at end of period	$16.01	$13.30	$12.59	$11.39	$10.91	$8.54
(3) Number of accumulation units outstanding at end of period	8,166.4	1,016.1	951.3	4,871.9	5,368.2	3,009.7

	Allianz NFJ						Roszel/NWQ						Roszel/Delaware						Roszel/Lazard
	Mid Cap Value Portfolio[8]						Small Cap Value Portfolio						Small-Mid Cap Growth Portfolio						International Portfolio
	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02
	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

(1) Accumulation unit value at beginning of period	$12.14	$10.97	$11.12	$10.26	$7.89	$8.89	$19.00	$16.12	$14.68	$11.54	$7.67	$8.28	$12.75	$11.82	$11.17	$10.10	$7.55	$8.63	$16.44	$13.63	$12.80	$11.21	$8.85	$8.98
(2) Accumulation unit value at end of period	$12.05	$12.14	$10.97	$11.12	$10.26	$7.89	$17.62	$19.00	$16.12	$14.68	$11.54	$7.67	$14.19	$12.75	$11.82	$11.17	$10.10	$7.55	$17.45	$16.44	$13.63	$12.80	$11.21	$8.25
(3) Number of accumulation units outstanding at end of period	2,616.3	4,410.4	4,410.4	6,682.8	4,706.4	1,263.8	4,310.3	8,035.1	9,497.9	9,502.5	3,544.1	0.0	3,891.0	4,940.1	10,442.7	12,758.8	5,464.5	1,155.1	5,708.9	9,384.5	6,094.0	9,103.4	4,434.2	0.00

	Roszel/JPMorgan
	International Equity Portfolio[9]
	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02
	to	to	to	to	to	to
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

(1) Accumulation unit value at beginning of period	$17.43	$14.61	$12.73	$11.60	$8.83	$9.21
(2) Accumulation unit value at end of period	$18.45	$17.43	$14.61	$12.73	$11.60	$8.83
(3) Number of accumulation units outstanding at end of period	5,862.7	5,459.0	1,362.1	2,525.9	2,672.4	0.0

	Roszel/Lord Abbett						Roszel/BlackRock						BlackRock
	Government Securities Portfolio						Fixed-Income Portfolio[10]						Money Market V.I. Fund[11]
	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02	1/1/07	1/1/06	1/1/05	1/1/04	1/1/03	9/10/02
	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to	to
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

(1) Accumulation unit value at beginning of period	$10.91	$10.72	$10.68	$10.47	$10.47	$10.36	$10.29	$10.16	$10.25	$10.23	$10.18	$10.07	$10.11	$9.85	$9.77	$9.86	$9.97	$9.99
(2) Accumulation unit value at end of period	$11.41	$10.91	$10.72	$10.68	$10.47	$10.47	$10.72	$10.29	$10.16	$10.25	$10.23	$10.18	$10.40	$10.11	$9.85	$9.77	$9.86	$9.97
(3) Number of accumulation units outstanding at end of period	14,338.6	14,200.1	13,096.5	31,486.3	26,210.8	6,542.5	25,231.6	23,509.0	22,200.1	27,966.8	25,420.8	9,544.4	0.0	—	—	1,516.4	6,160.7	46,293.8

†	ML of New York commenced sales of Consults Annuity® on September 10, 2002.

1	Roszel/Davis Large Cap Value Portfolio was formerly named Roszel/BKF Large Cap Value Portfolio. Prior to that, it was named Roszel/Levin Large Cap Value Portfolio.

2	Roszel/BlackRock Relative Value Portfolio was formerly named Roszel/MLIM Relative Value Portfolio.

3	Roszel/Fayez Sarofim Large Cap Core Portfolio was formerly named Roszel/Sound Large Cap Core Portfolio.

4	Roszel/AllianceBernstein Large Cap Core Portfolio was formerly named Roszel/INVESCO-NAM Large Cap Core Portfolio.

5	Roszel/Loomis Sayles Large Cap Growth Portfolio was formerly named Roszel/Nicholas-Applegate Large Cap Growth Portfolio.

6	Roszel/Marsico Large Cap Growth Portfolio was formerly named Roszel/Seneca Large Cap Growth Portfolio.

7	Roszel/Cadence Mid Cap Growth Portfolio was formerly named Roszel/ Franklin Mid Cap Growth Portfolio. Prior to that, it was named Roszel/Seneca Mid Cap Growth Portfolio.

8	Roszel/Allianz NFJ Mid Cap Value Portfolio was formerly named Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio. Prior to that, it was named Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio. Prior to that, it was named Roszel/Valenzuela Mid Cap Value Portfolio.

9	Roszel/JPMorgan International Equity Portfolio was formerly named Roszel/William Blair International Portfolio. Prior to that, it was named Roszel/Credit Suisse International Portfolio.

10	Roszel/BlackRock Fixed-Income Portfolio was formerly named Roszel/MLIM Fixed-Income Portfolio.

11	Roszel/BlackRock Money Market V.I. Fund was formerly named Roszel/MLIM Domestic Money Market V.I. Fund.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the Contract include the following:

OTHER INFORMATION
Selling the Contract
Financial Statements
Administrative Services Arrangements
Keep Well Agreement

CALCULATION OF YIELDS AND TOTAL RETURNS
Money Market Yield
Other Subaccount Yields
Total Returns

FINANCIAL STATEMENTS OF ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C

FINANCIAL STATEMENTS OF ML LIFE INSURANCE COMPANY OF NEW YORK

APPENDIX A — Example of Maximum Anniversary Value GMDB

Example:  The purpose of this example is to illustrate the operation of the Maximum Anniversary Value guaranteed minimum death benefit. You pay an initial premium of $100,000 on October 1, 2008 and a subsequent premium of $10,000 on April 1, 2010. You also make a withdrawal of $50,000 on May 1, 2010. Your death benefit, based on hypothetical Contract values and transactions, and resulting hypothetical maximum anniversary values (“MAV”), are illustrated below. This example assumes hypothetical positive and negative investment performance of the Account, as indicated, to demonstrate the calculation of the death benefit value. There is, of course, no assurance that the Account will experience positive investment performance. The example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate the death benefit, see “Death Benefit.”

				(A)	(B)	(C)
				Prems	Max
		Transactions		Less Adj.	Anniv. Value	Contract	Death
Date		Prem.	Withdr.	Withdrws.	(MAV)	Value	Benefit

10/01/08	The contract is issued	$100,000		$100,000	$0	$100,000	$100,000 (maximum of (A), (B), (C))
	MAV is $0 until first contract anniversary
10/01/09	First contract anniversary			$100,000	$110,000	$110,000	$110,000 (maximum of (A), (B), (C))
Assume contract value increased by $10,000 due to positive investment performance
Anniversary value for 10/1/2009 = Contract value on 10/1/2009 = $110,000
	MAV = greatest of anniversary values = $110,000
04/01/10	Owner puts in $10,000 additional premium	$10,000		$110,000	$120,000	$114,000	$120,000 (maximum of (A), (B), (C))
Assume contract value decreased by $6,000 due to negative investment performance
Anniversary value for 10/1/2009 = contract value on 10/1/2009 + premiums added since that anniversary = $110,000 + $10,000 = $120,000
	MAV = greatest of anniversary values = $120,000
05/01/10	Owner takes a $50,000 withdrawal		$50,000	$50,000	$60,000	$50,000	$60,000 (maximum of (A), (B), (C))
Assume contract value decreased by $14,000 due to negative investment performance
Anniversary value for 10/1/2009 = contract value on 10/1/2009 + premiums added − adjusted withdrawals since that anniversary = $110,000 + $10,000 − $60,000 = $60,000
Adjusted withdrawal = withdrawal × maximum ((MAV, prems − adj.withdrs.))
                   ×            contract value
= 50,000 maximum (120,000, 110,000) / 100,000
= $50,000 x 120,000 / 100,000 = $60,000
(Note: all values are determined immediately prior to the withdrawal)
	MAV = greatest of anniversary values = $60,000
10/01/10	Second contract anniversary			$50,000	$60,000	$55,000	$60,000 (maximum of (A), (B), (C))
Assume contract value increased by $5,000 due to positive investment performance
Anniversary value for 10/1/2009 = $60,000
Anniversary value for 10/1/2010 = contract value on 10/1/2010 = $55,000
	MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000
10/01/11	Third contract anniversary			$50,000	$65,000	$65,000	$65,000 (maximum of (A), (B), (C))
Assume contract value increased by $10,000 due to positive investment performance
Anniversary value for 10/1/2009 = $60,000
Anniversary value for 10/1/2010 = contract value on 10/1/2010 = $55,000
Anniversary value for 10/1/2011 = contract value on 10/1/2011 = $65,000
	MAV = greatest of anniversary values = maximum ($60,000, $55,000, $65,000) = $65,000

A-1

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2008

ML of New York Variable Annuity Separate Account C

FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

issued by

ML LIFE INSURANCE COMPANY OF NEW YORK

Home Office: 4 Manhattanville Road
Purchase, NY 10577
Service Center: P.O. Box 44222
Jacksonville, Florida 32231-4222
4802 Deer Lake Drive East
Jacksonville, Florida 32246
Phone: (800) 333-6524

offered through
Transamerica Capital, Inc.

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by ML Life Insurance Company of New York (“ML of New York”) both on a nonqualified basis, and as an Individual Retirement Annuity (“IRA”) that is given qualified tax status. The Contract may also be purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Contract is currently not available to be issued as a 403(b) Contract and we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider.

This Statement of Additional Information is not a prospectus and should be read together with the Contract’s Prospectus dated May 1, 2008, which is available on request and without charge by writing to or calling ML of New York at the Service Center address or phone number set forth above.

2

OTHER INFORMATION

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2007, 2006, and 2005, MLPF&S received $0 in commissions.

Financial Statements

The financial statements of ML of New York included in this Statement of Additional Information should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of ML of New York to meet any obligations it may have under the Contract.

Administrative Services Arrangements

ML of New York has entered into a Service Agreement with its former parent, Merrill Lynch Insurance Group, Inc. (“MLIG”) pursuant to which ML of New York can arrange for MLIG to provide directly or through affiliates certain services. Pursuant to this agreement, ML of New York has arranged for MLIG to provide administrative services for the Account and the Contracts, and MLIG, in turn, has arranged for a subsidiary, Merrill Lynch Insurance Group Services, Inc. (“MLIG Services”), to provide these services. Compensation for these services, which will be paid by ML of New York, will be based on the charges and expenses incurred by MLIG Services, and will reflect MLIG Services’ actual costs. For the years ended December 31, 2007, 2006, and 2005, ML of New York paid administrative services fees of $3.4 million, $3.8 million, and $4.0 million, respectively.

Keep Well Agreement

On December 28, 2007, AEGON USA entered into a “keep well” agreement with ML of New York. Under the agreement, so long as ML of New York is a wholly owned subsidiary of AEGON USA, AEGON USA will ensure that ML of New York maintains tangible net worth equal to at least $5 million. At December 31, 2007, the tangible net worth of ML of New York was in excess $5 million. The agreement has a duration of three years so long as ML of New York is a wholly owned affiliate of AEGON USA and it may be terminated by either party upon one year’s written notice. The agreement does not guarantee, directly or indirectly, any indebtedness, liability, or obligation of ML of New York. Upon mutual consent of AEGON USA and ML of New York, the agreement may be modified or amended in ways not less favorable to ML of New York or its contract owners.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yield

From time to time, ML of New York may quote in advertisements and sales literature the current annualized yield for the BlackRock Money Market V.I. Subaccount for a 7-day period in a manner that does not take into

3

consideration any realized or unrealized gains or losses on shares of the underlying Funds or on their respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the asset-based insurance charge; and (2) the annual contract fee. For purposes of calculating current yield for a Contract, an average per unit contract fee is used. Based on our current estimates of average contract size and withdrawals, we have assumed the average per unit contract fee to be 0.00%. Current yield will be calculated according to the following formula:

Current Yield = ((NCF − ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

ML of New York also may quote the effective yield of the BlackRock Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF − ES)/UV))365/7 − 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses of the hypothetical account for the 7-day period.

UV	=	the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yield for the BlackRock Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the BlackRock Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the BlackRock Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

Other Subaccount Yields

From time to time, ML of New York may quote in sales literature or advertisements the current annualized yield of one or more of the subaccounts (other than the BlackRock Money Market V.I. Subaccount) for a Contract for a 30-day or one-month period. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount

4

during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing the net investment income of the Fund attributable to the subaccount units less subaccount expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the asset-based insurance charge and the annual contract fee. For purposes of calculating the 30-day or one-month yield, an average contract fee per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. Based on our current estimates of average contract size and withdrawals, we have assumed the average contract fee to be 0.00%. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI − ES)/(U × UV)) + 1)6 − 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month

Currently, ML of New York may quote yields on bond subaccounts. Because of the charges and deductions imposed under the Contracts, the yield for a subaccount will be lower than the yield for the corresponding Fund.

The yield on the amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Total Returns

From time to time, ML of New York also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period. The Contract does not impose any surrender charge.

5

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. The Funds and the subaccounts corresponding to the Funds commenced operations as indicated below:

	Fund	Subaccount
	Inception	Inception
Fund	Date	Date

Roszel/Lord Abbett Large Cap Value Portfolio	July 1, 2002	September 10, 2002
Roszel/Davis Large Cap Value Portfolio[1]	July 1, 2002	September 10, 2002
Roszel/BlackRock Relative Value Portfolio[2]	July 1, 2002	September 10, 2002
Roszel/Fayez Sarofim Large Cap Core Portfolio	July 1, 2002	September 10, 2002
Roszel/AllianceBernstein Large Cap Core Portfolio	July 1, 2002	September 10, 2002
Roszel/Loomis Sayles Large Cap Growth Portfolio	July 1, 2002	September 10, 2002
Roszel/Rittenhouse Large Cap Growth Portfolio	July 1, 2002	September 10, 2002
Roszel/Marsico Large Cap Growth Portfolio	July 1, 2002	September 10, 2002
Roszel/Allianz NFJ Mid Cap Value Portfolio[3]	July 1, 2002	September 10, 2002
Roszel/Cadence Mid Cap Growth Portfolio[4]	July 1, 2002	September 10, 2002
Roszel/NWQ Small Cap Value Portfolio	July 1, 2002	September 10, 2002
Roszel/Delaware Small-Mid Cap Growth Portfolio	July 1, 2002	September 10, 2002
Roszel/Lazard International Portfolio	July 1, 2002	September 10, 2002
Roszel/JPMorgan International Equity Portfolio[5]	July 1, 2002	September 10, 2002
Roszel/Lord Abbett Government Securities Portfolio	July 1, 2002	September 10, 2002
Roszel/BlackRock Fixed-Income Portfolio[2]	July 1, 2002	September 10, 2002
BlackRock Money Market V.I. Fund[6]	February 21, 1992	September 10, 2002

[1]	Effective September 15, 2006, Davis Selected Advisers, L.P. replaced BKF Asset Management Company as subadviser.

[2]	Effective October 2, 2006, BlackRock Investment Management, LLC replaced Merrill Lynch Investment Managers, L.P. as subadviser.

[3]	Effective August 6, 2007, NFJ Investment Group, L.P. replaced Kayne Anderson Rudnick Investment Management, LLC as subadviser.

[4]	Effective April 1, 2007, Cadence Capital Management LLC replaced Franklin Portfolio Advisors, a division of Franklin Templeton Portfolio Advisors, Inc., as subadviser.

[5]	Effective January 5, 2007, JPMorgan Investment Management, Inc. replaced William Blair & Company, L.L.C. as subadviser, and the Fund was renamed JPMorgan International Equity Portfolio.

[6]	Effective October 2, 2006, BlackRock Advisors, LLC replaced Merrill Lynch Investment Managers, L.P. as investment adviser and BlackRock Institutional Management Corporation became subadviser.

Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value or that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.

Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the asset-based insurance charge and the contract fee, and assume a surrender of the Contract at the end of the period for the return quotation (although the Contract does not impose a surrender charge). For purposes of calculating total return, an average per dollar contract fee attributable to the hypothetical account for the period is used. Based on our current estimates of average

6

contract size and withdrawals, we have assumed the average contract fee to be 0.00%. The average annual total return is then calculated according to the following formula:

TR = ((ERV/P)1/N) −- 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the asset-based insurance charge and contract fee).

ERV	=	the ending redeemable value at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

From time to time, ML of New York also may quote in sales literature or advertisements total returns for other periods.

From time to time, ML of New York also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from a specified subaccount to one or more designated subaccounts under a dollar cost averaging program. ML of New York also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming participation in an asset allocation or rebalancing program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of the charges described above. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in a specified subaccount (the “DCA subaccount”) at the beginning of that period and monthly transfers of a portion of the contract value from the DCA subaccount to designated other subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the DCA subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated other subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
ML Life Insurance Company of New York
We have audited the accompanying statement of assets and liabilities of each of the investment divisions disclosed in Note 1 which comprises the ML of New York Variable Annuity Separate Account C (the “Account”), as of December 31, 2007, and the related statement of operations and changes in net assets for the period ended December 31, 2007. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of ML of New York Variable Annuity Separate Account C for each of the periods presented through December 31, 2006, were audited by other auditors whose report dated March 30, 2007, expressed an unqualified opinion on those financial statements.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investment divisions owned as of December 31, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the 2007 financial statements referred to above present fairly, in all material respects, the financial position of the investment divisions comprising the ML of New York Variable Annuity Separate Account C at December 31, 2007, and the results of each of their operations and changes in net assets for the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
March 28, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors

ML Life Insurance Company of New York
We have audited the statements of operations and changes in net assets of each of the investment divisions disclosed in Note 1 which comprise the ML of New York Variable Annuity Separate Account C (the “Account”) for the period ended December 31, 2006. These financial statements are the responsibility of the management of ML Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the results of operations and changes in net assets of each of the investment divisions constituting the ML of New York Variable Annuity Separate Account C for the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
New York, New York

March 30, 2007

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

	Divisions Investing In
		Roszel/		Roszel/	Roszel/	Roszel/
	BlackRock	JPMorgan	Roszel/	Davis	Lord Abbett	Lord Abbett
	Money	International	Lazard	Large Cap	Government	Large Cap
	Market	Equity	International	Value	Securities	Value
(In thousands)	V.I. Fund	Portfolio a	Portfolio	Portfolio	Portfolio	Portfolio
Assets
BlackRock Money Market V.I. Fund, 0 shares (Cost $0)	$—	$—	$—	$—	$—	$—
Roszel/JPMorgan International Equity Portfolio, 8 shares (Cost $108)	—	108	—	—	—	—
Roszel/Lazard International Portfolio, 7 shares (Cost $103)	—	—	99	—	—	—
Roszel/Davis Large Cap Value Portfolio, 8 shares (Cost $82)	—	—	—	81	—	—
Roszel/Lord Abbett Government Securities Portfolio, 16 shares (Cost $162)	—	—	—	—	163	—
Roszel/Lord Abbett Large Cap Value Portfolio, 13 shares (Cost $149)	—	—	—	—	—	146

Total Assets	$—	$108	$99	$81	$163	$146

Net Assets
Accumulation Units	$—	$108	$99	$81	$163	$146

a Formerly Roszel/William Blair International Portfolio. Change effective January 5, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/
	BlackRock	BlackRock	AllianceBernstein	Delaware	Loomis Sayles	NWQ
	Fixed-	Relative	Large Cap	Small-Mid	Large Cap	Small Cap
	Income	Value	Core	Cap Growth	Growth	Value
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Roszel/BlackRock Fixed-Income Portfolio, 27 shares (Cost $274)	$270	$—	$—	$—	$—	$—
Roszel/BlackRock Relative Value Portfolio, 18 shares (Cost $200)	—	187	—	—	—	—
Roszel/AllianceBernstein Large Cap Core Portfolio, 0 shares (Cost $0)	—	—	—	—	—	—
Roszel/Delaware Small-Mid Cap Growth Portfolio, 5 shares (Cost $54)	—	—	—	55	—	—
Roszel/Loomis Sayles Large Cap Growth Portfolio, 8 shares (Cost $85)	—	—	—	—	96	—
Roszel/NWQ Small Cap Value Portfolio, 9 shares (Cost $95)	—	—	—	—	—	76

Total Assets	$270	$187	$—	$55	$96	$76

Net Assets
Accumulation Units	$270	$187	$—	$55	$96	$76

See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2007

	Divisions Investing In
	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/
	Rittenhouse	Marsico	Cadence	Fayez Sarofim	Allianz NFJ
	Large Cap	Large Cap	Mid Cap	Large Cap	Mid Cap
	Growth	Growth	Growth	Core	Value
(In thousands)	Portfolio	Portfolio	Portfolio b	Portfolio	Portfolio c,d
Assets
Roszel/Rittenhouse Large Cap Growth Portfolio, 8 shares (Cost $88)	$87	$—	$—	$—	$—
Roszel/Marsico Large Cap Growth Portfolio, 6 shares (Cost $82)	—	88	—	—	—
Roszel/Cadence Mid Cap Growth Portfolio, 12 shares (Cost $129)	—	—	131	—	—
Roszel/Fayez Sarofim Large Cap Core Portfolio, 6 shares (Cost $67)	—	—	—	79	—
Roszel/Allianz NFJ Mid Cap Value Portfolio, 4 shares (Cost $33)	—	—	—	—	31

Total Assets	$87	$88	$131	$79	$31

Net Assets
Accumulation Units	$87	$88	$131	$79	$31

b	Formerly Roszel/Franklin Mid Cap Growth Portfolio. Change effective March 30, 2007.

c	Formerly Roszel/Kayne Anderson Rudnick Small Mid-Cap Value Portfolio. Change effective August 8, 2007.

d	Formerly Roszel/Allianz NFJ Small-Mid Cap Value Portfolio. Change effective October 8, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
		Roszel/		Roszel/	Roszel/	Roszel/	Roszel/	Roszel/
	BlackRock	JPMorgan	Roszel/	Davis	Lord Abbett	Lord Abbett	BlackRock	BlackRock
	Money	International	Lazard	Large Cap	Government	Large Cap	Fixed-	Relative
	Market	Equity	International	Value	Securities	Value	Income	Value
(In thousands)	V.I. Fund	Portfolio a	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Ordinary Dividends (Note 2)	$1	$—	$1	$1	$9	$2	$11	$3

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(1)	(1)	(2)	(2)	(3)	(3)	(5)	(4)

Net Investment Income (Loss)	—	(1)	(1)	(1)	6	(1)	6	(1)

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	—	4	14	—	—	(9)	(1)	1
Net Change In Unrealized Appreciation (Depreciation) During the Year	—	(7)	(23)	(6)	3	(4)	6	(30)
Capital Gain Distributions (Note 2)	—	1	12	6	—	16	—	22

Net Gain (Loss) on Investments	—	(2)	3	—	3	3	5	(7)

Net Increase (Decrease) in Net Assets Resulting from Operations	—	(3)	2	(1)	9	2	11	(8)

Contract Transactions:
Premiums Received from Contract Owners	—	—	—	—	—	—	—	—
Contract Owner Withdrawals	6	—	(20)	—	(17)	(26)	(2)	1
Net Transfers In (Out) (Note 3)	(6)	16	(38)	1	16	(78)	19	9
Contract Charges (Note 6)	—	—	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	—	16	(58)	1	(1)	(104)	17	10

Total Increase (Decrease) in Net Assets	—	13	(56)	—	8	(102)	28	2
Net Assets, Beginning of Period	—	95	155	81	155	248	242	185

Net Assets, End of Period	$—	$108	$99	$81	$163	$146	$270	$187

a	Formerly Roszel/William Blair International Portfolio. Change effective January 5, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

	Divisions Investing In
	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/
	AllianceBernstein	Delaware	Loomis Sayles	NWQ	Rittenhouse	Marsico	Cadence	Fayez Sarofim
	Large Cap	Small-Mid	Large Cap	Small Cap	Large Cap	Large Cap	Mid Cap	Large Cap
	Core	Cap Growth	Growth	Value	Growth	Growth	Growth	Core
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio b	Portfolio
Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$—	$—	$—	$—	$—	$1

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	—	(1)	(2)	(2)	(2)	(1)	—	(1)

Net Investment Income (Loss)	—	(1)	(2)	(2)	(2)	(1)	—	—

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	—	1	—	7	1	—	—	—
Net Change In Unrealized Appreciation (Depreciation) During the Year	1	(8)	17	(33)	(2)	6	2	3
Capital Gain Distributions (Note 2)	—	16	—	22	11	—	2	2

Net Gain (Loss) on Investments	1	9	17	(4)	10	6	4	5

Net Increase (Decrease) in Net Assets Resulting from Operations	1	8	15	(6)	8	5	4	5

Contract Transactions:
Premiums Received from Contract Owners	—	—	—	—	—	—	—	—
Contract Owner Withdrawals	—	(14)	1	—	(40)	2	—	—
Net Transfers In (Out) (Note 3)	(20)	(2)	(4)	(70)	(11)	54	113	—
Contract Charges (Note 6)	—	—	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	(20)	(16)	(3)	(70)	(51)	56	113	—

Total Increase (Decrease) in Net Assets	(19)	(8)	12	(76)	(43)	61	117	5
Net Assets, Beginning of Period	19	63	84	152	130	27	14	74

Net Assets, End of Period	$—	$55	$96	$76	$87	$88	$131	$79

b	Formerly Roszel/Franklin Mid Cap Growth Portfolio. Change effective March 30, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2007

Divisions Investing In
Roszel/
Allianz
NFJ Mid
Cap Value
(In thousands)	Portfolio c,d
Investment Income:
Ordinary Dividends (Note 2)	$1

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(1)

Net Investment Income (Loss)	—

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	(9)
Net Change In Unrealized Appreciation (Depreciation) During the Year	7
Capital Gain Distributions (Note 2)	2

Net Gain (Loss) on Investments	—

Net Increase (Decrease) in Net Assets Resulting from Operations	—

Contract Transactions:
Premiums Received from Contract Owners	—
Contract Owner Withdrawals	(19)
Net Transfers In (Out) (Note 3)	(4)
Contract Charges (Note 6)	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	(23)

Total Increase (Decrease) in Net Assets	(23)
Net Assets, Beginning of Period	54

Net Assets, End of Period	$31

c	Formerly Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio. Change effective August 8, 2007.

d	Formerly Roszel/Allianz NFJ Small-Mid Cap Value Portfolio. Change effective October 8, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
		Roszel/		Roszel/	Roszel/	Roszel/	Roszel/	Roszel/
	BlackRock	JPMorgan	Roszel/	Davis	Lord Abbett	Lord Abbett	BlackRock	BlackRock
	Money	International	Lazard	Large Cap	Government	Large Cap	Fixed-	Relative
	Market	Equity	International	Value	Securities	Value	Income	Value
(In thousands)	V.I. Fund a	Portfolio b	Portfolio	Portfolio c,d	Portfolio	Portfolio	Portfolio e	Portfolio f
Investment Income:
Ordinary Dividends (Note 2)	$—	$2	$1	$1	$6	$2	$9	$3

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	—	(1)	(2)	(1)	(3)	(3)	(4)	(3)

Net Investment Income (Loss)	—	1	(1)	—	3	(1)	5	—

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	—	4	3	3	—	8	(1)	10
Net Change In Unrealized Appreciation (Depreciation) During the Year	—	4	10	4	(1)	(7)	—	—
Capital Gain Distributions (Note 2)	—	1	6	6	—	30	—	20

Net Gain (Loss) on Investments	—	9	19	13	(1)	31	(1)	30

Net Increase (Decrease) in Net Assets Resulting from Operations	—	10	18	13	2	30	4	30

Contract Transactions:
Premiums Received from Contract Owners	—	—	4	—	6	—	4	4
Contract Owner Withdrawals	—	—	—	—	(1)	—	(2)	—
Net Transfers In (Out) (Note 3)	—	65	50	(26)	8	12	10	(36)
Contract Charges (Note 6)	—	—	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Contract Transactions	—	65	54	(26)	13	12	12	(32)

Total Increase (Decrease) in Net Assets	—	75	72	(13)	15	42	16	(2)
Net Assets, Beginning of Period	—	20	83	94	140	206	226	187

Net Assets, End of Period	$—	$95	$155	$81	$155	$248	$242	$185

a	Formerly Mercury Domestic Money Market V.I. Fund. Change effective September 30, 2006.

b	Formerly Roszel/William Blair International Portfolio. Change effective January 5, 2007.

c	Formerly Roszel/Levin Large Cap Value Portfolio. Change effective January 6, 2006.

d	Formerly Roszel/BFK Large Cap Value Portfolio. Change effective September 15, 2006.

e	Formerly Roszel/MLIM Fixed-Income Portfolio. Change effective September 30, 2006.

f	Formerly Roszel/MLIM Relative Value Portfolio. Change effective September 30, 2006.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

	Divisions Investing In
	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/	Roszel/
	AllianceBernstein	Delaware	Loomis Sayles	NWQ	Rittenhouse	Marsico	Cadence	Fayez Sarofim
	Large Cap	Small-Mid	Large Cap	Small Cap	Large Cap	Large Cap	Mid Cap	Large Cap
	Core	Cap Growth	Growth	Value	Growth	Growth	Growth	Core
(In thousands)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio g	Portfolio
Investment Income:
Ordinary Dividends (Note 2)	$—	$—	$—	$1	$—	$—	$—	$1

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	—	(2)	(2)	(4)	(2)	(1)	—	(1)

Net Investment Income (Loss)	—	(2)	(2)	(3)	(2)	(1)	—	—

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	—	3	—	5	—	(6)	—	—
Net Change In Unrealized Appreciation (Depreciation) During the Year	(3)	(10)	(13)	(3)	—	(1)	(2)	3
Capital Gain Distributions (Note 2)	3	10	10	32	11	4	3	4

Net Gain (Loss) on Investments	—	3	(3)	34	11	(3)	1	7

Net Increase (Decrease) in Net Assets
Resulting from Operations	—	1	(5)	31	9	(4)	1	7

Contract Transactions:
Premiums Received from Contract Owners	—	—	2	1	6	—	—	—
Contract Owner Withdrawals	(1)	—	(1)	—	(1)	—	—	—
Net Transfers In (Out) (Note 3)	1	(61)	2	(33)	2	5	1	1
Contract Charges (Note 6)	—	—	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets
Resulting from Contract Transactions	—	(61)	3	(32)	7	5	1	1

Total Increase (Decrease) in Net Assets	—	(60)	(2)	(1)	16	1	2	8
Net Assets, Beginning of Period	19	123	86	153	114	26	12	66

Net Assets, End of Period	$19	$63	$84	$152	$130	$27	$14	$74

g	Formerly Roszel/Franklin Mid Cap Growth Portfolio. Change effective March 30, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C
ML LIFE INSURANCE COMPANY OF NEW YORK
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED DECEMBER 31, 2006

Divisions Investing In
Roszel/
Allianz
NFJ Mid
Cap Value
(In thousands)	Portfolio h,i
Investment Income:
Ordinary Dividends (Note 2)	$1

Investment Expenses:
Asset-Based Insurance Charges (Note 6)	(1)

Net Investment Income (Loss)	—

Realized and Unrealized Gains (Losses) On Investments:
Net Realized Gains (Losses) (Note 2)	—
Net Change In Unrealized Appreciation (Depreciation) During the Year	(7)
Capital Gain Distributions (Note 2)	13

Net Gain (Loss) on Investments	6

Net Increase (Decrease) in Net Assets Resulting from Operations	6

Contract Transactions:
Premiums Received from Contract Owners	1
Contract Owner Withdrawals	—
Net Transfers In (Out) (Note 3)	(1)
Contract Charges (Note 6)	—

Net Increase (Decrease) in Net Assets
Resulting from Contract Transactions	—

Total Increase (Decrease) in Net Assets	6
Net Assets, Beginning of Period	48

Net Assets, End of Period	$54

h	Formerly Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio. Change effective August 8, 2007.

i	Formerly named Roszel/Allianz NFJ Small-Mid Cap Value Portfolio. Change effective October 8, 2007.
See accompanying notes to financial statements.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C
ML LIFE INSURANCE COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS
1.	ORGANIZATION

ML of New York Variable Annuity Separate Account C (“Separate Account C”), a separate account of ML Life Insurance Company of New York (“MLNY”), was established to support MLNY’s operations with respect to certain variable annuity contracts (“Contracts”). Separate Account C is governed by New York State Insurance Law. MLNY is an indirect wholly owned subsidiary of AEGON USA, Inc. (“AUSA”).

On December 28, 2007 (the “Acquisition Date”), MLNY and its affiliate, Merrill Lynch Life Insurance Company were acquired by AUSA for $0.13 billion and $1.12 billion, respectively for a total price for both entities of $1.25 billion. AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over 10 countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to the Acquisition Date, MLNY was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

Separate Account C is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and consists of investment divisions that support one annuity contract - Consults Annuity. Only investment divisions with balances at December 31, 2007 appear in the Statements of Assets and Liabilities and only investment divisions with activity during the periods ended December 31, 2007 or 2006 are shown in the Statements of Operations and Changes in Net Assets. The investment divisions are as follows:

BlackRock Money Market V.I. Fund	Roszel/Delaware Small-Mid Cap Growth Portfolio
Roszel/JPMorgan International Equity Portfolio	Roszel/Loomis Sayles Large Cap Growth Portfolio
Roszel/Lazard International Portfolio	Roszel/NWQ Small Cap Value Portfolio
Roszel/Davis Large Cap Value Portfolio	Roszel/Rittenhouse Large Cap Growth Portfolio
Roszel/Lord Abbett Government Securities Portfolio	Roszel/Marsico Large Cap Growth Portfolio
Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Cadence Mid Cap Growth Portfolio
Roszel/BlackRock Fixed-Income Portfolio	Roszel/Fayez Sarofim Large Cap Core Portfolio
Roszel/BlackRock Relative Value Portfolio	Roszel/Allianz NFJ Mid Cap Value Portfolio
Roszel/AllianceBernstein Large Cap Core Portfolio
The assets of Separate Account C are registered in the name of MLNY. The portion of Separate Account C’s assets applicable to the Contracts are not chargeable with liabilities arising out of any other business MLNY may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Financial Statements included herein have been prepared in accordance with U.S. generally accepted accounting principles for variable life separate accounts registered as unit investment trusts. The preparation of Financial Statements in conformity with the U.S. generally accepted accounting principles requires management to make estimates and assumptions regarding matters that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The significant accounting policies and related judgments underlying the Separate Account C’s Financial Statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain.
•	Investments of the investment divisions are included in the statement of assets and liabilities at the net asset value of the shares held in the underlying funds, which value their investments at readily available market value. Investment transactions are recorded on the trade date.

•	Ordinary dividends and capital gain distributions are recognized on the ex-dividend date. All dividends are automatically reinvested.

•	Realized gains and losses on the sales of investments are computed on the first in first out basis.

•	All premiums and contract owner withdrawals are applied as described in the prospectus.

•	Accumulation units are units of measure used to determine the value of an interest in the Divisions during the accumulation period. The accumulation unit value is the value of an accumulation unit during a valuation period determined for each Division as of the close of trading on each day the New York Stock Exchange is open.
The change in net assets accumulated in Separate Account C provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

The net assets may not be less than the amount required under New York State Insurance Law to provide for death benefits (without regard to the guaranteed minimum death benefits) and other Contract benefits.

The operations of Separate Account C are included in the Federal income tax return of MLNY. Under the provisions of the Contracts, MLNY has the right to charge Separate Account C for any Federal income tax attributable to Separate Account C. No charge is currently being made against Separate Account C for such tax since, under current tax law, MLNY pays no tax on investment income and capital gains reflected in variable annuity contract reserves. However, MLNY retains the right to charge for any Federal income tax incurred that is attributable to Separate Account C if the law is changed. Charges for state and local taxes, if any, attributable to Separate Account C may also be made.

3.	NET TRANSFERS

Net transfers include transfers among applicable Separate Account C investment divisions.

4. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

(In thousands)	Purchases	Sales
BlackRock Money Market V.I. Fund	$572	$572
Roszel/JPMorgan International Equity Portfolio	88	72
Roszel/Lazard International Portfolio	48	94
Roszel/Davis Large Cap Value Portfolio	8	2
Roszel/Lord Abbett Government Securities Portfolio	30	25
Roszel/Lord Abbett Large Cap Value Portfolio	20	109
Roszel/BlackRock Fixed-Income Portfolio	35	11
Roszel/BlackRock Relative Value Portfolio	37	6
Roszel/AllianceBernstein Large Cap Core Portfolio	—	20
Roszel/Delaware Small-Mid Cap Growth Portfolio	16	16
Roszel/Loomis Sayles Large Cap Growth Portfolio	—	5
Roszel/NWQ Small Cap Value Portfolio	24	75
Roszel/Rittenhouse Large Cap Growth Portfolio	11	53
Roszel/Marsico Large Cap Growth Portfolio	58	4
Roszel/Cadence Mid Cap Growth Portfolio	117	2
Roszel/Fayez Sarofim Large Cap Core Portfolio	3	1
Roszel/Allianz NFJ Mid Cap Value Portfolio	4	26

5. UNIT VALUES
The following is a summary of units outstanding, unit values and net assets for variable annuity contracts. In addition, the following ratios and returns are provided:
Investment income ratio:
The investment income ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values.
The recognition of investment income by the investment division is affected by the timing of the declaration of the dividends by the underlying fund in which the investment divisions invest.
Expense ratio:
The expense ratio represents the annualized contract expenses of the separate accounts, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
Total return:
The total return includes changes in the value of the underlying mutual fund, which includes expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicated the effective date of that investment division in the separate account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
BlackRock Money Market V.I. Fund

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	—	$10.40	$—	4.50%	1.85%	2.93%
2006	—	10.11	—	—	1.85	2.63
2005	—	9.85	—	—	1.85	0.82
2004	2	9.77	15	0.80	1.85	-0.93
2003	6	9.86	61	0.93	1.85	-1.12
Roszel/JPMorgan International Equity Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	6	$18.45	$108	0.63%	1.85%	5.87%
2006	5	17.43	95	3.01	1.85	19.31
2005	1	14.61	20	—	1.85	14.77
2004	3	12.73	32	1.58	1.85	9.69
2003	3	11.60	31	—	1.85	31.46
Roszel/Lazard International Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	6	$17.45	$99	1.38%	1.85%	6.10%
2006	9	16.44	155	1.23	1.85	20.61
2005	6	13.63	83	0.93	1.85	6.49
2004	9	12.80	116	0.57	1.85	14.16
2003	4	11.21	50	—	1.85	26.76

5. UNIT VALUES (Continued)
Roszel/Davis Large Cap Value Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	6	$14.41	$81	1.22%	1.85%	-0.17%
2006	6	14.44	81	1.42	1.85	17.62
2005	8	12.27	94	0.93	1.85	2.25
2004	8	12.00	92	1.09	1.85	12.20
2003	8	10.70	83	—	1.85	26.89
Roszel/Lord Abbett Government Securities Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	14	$11.41	$163	4.90%	1.85%	4.63%
2006	14	10.91	155	4.43	1.85	1.72
2005	13	10.72	140	3.70	1.85	0.35
2004	31	10.68	337	3.25	1.85	2.10
2003	26	10.47	274	3.70	1.85	-0.07
Roszel/Lord Abbett Large Cap Value Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	9	$16.53	$146	1.10%	1.85%	1.86%
2006	15	16.23	248	1.00	1.85	16.14
2005	15	13.98	206	0.62	1.85	0.39
2004	35	13.92	493	0.43	1.85	10.55
2003	31	12.59	393	—	1.85	27.62
Roszel/BlackRock Fixed-Income Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	25	$10.72	$270	4.37%	1.85%	4.24%
2006	24	10.29	242	3.73	1.85	1.28
2005	22	10.16	226	3.33	1.85	-0.87
2004	28	10.25	286	2.91	1.85	0.17
2003	25	10.23	260	3.08	1.85	0.49
Roszel/BlackRock Relative Value Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	12	$14.73	$187	1.61%	1.85%	-3.97%
2006	12	15.34	185	1.54	1.85	17.76
2005	14	13.03	187	1.85	1.85	0.28
2004	19	12.99	246	1.15	1.85	11.94
2003	22	11.61	257	0.31	1.85	24.09

5. UNIT VALUES (Continued)
Roszel/AllianceBernstein Large Cap Core Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	—	$12.94	$—	—%	1.85%	11.02%
2006	2	11.66	19	0.19	1.85	-0.02
2005	2	11.66	19	—	1.85	6.07
2004	3	10.99	33	0.55	1.85	1.90
2003	4	10.79	48	—	1.85	22.64
Roszel/Delaware Small-Mid Cap Growth Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	3	$14.19	$55	—%	1.85%	11.30%
2006	5	12.75	63	—	1.85	7.84
2005	10	11.82	123	—	1.85	5.82
2004	13	11.17	143	—	1.85	10.65
2003	5	10.10	55	—	1.85	33.76
Roszel/Loomis Sayles Large Cap Growth Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	7	$14.04	$96	0.01%	1.85%	18.64%
2006	7	11.83	84	—	1.85	-5.80
2005	7	12.56	86	—	1.85	8.28
2004	23	11.60	263	—	1.85	6.71
2003	17	10.87	190	1.85	1.85	23.13
Roszel/NWQ Small Cap Value Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	4	$17.62	$76	0.35%	1.85%	-7.23%
2006	8	19.00	152	0.27	1.85	17.83
2005	9	16.12	153	—	1.85	9.82
2004	10	14.68	140	0.09	1.85	27.27
2003	4	11.54	41	—	1.85	50.43
Roszel/Rittenhouse Large Cap Growth Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	7	$12.17	$87	0.26%	1.85%	5.86%
2006	11	11.49	130	0.34	1.85	7.86
2005	11	10.66	114	0.62	1.85	-1.50
2004	18	10.82	199	0.12	1.85	2.17
2003	15	10.59	156	—	1.85	17.32

5. UNIT VALUES (Continued)
Roszel/Marsico Large Cap Growth Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	6	$14.24	$88	—%	1.85%	20.09%
2006	2	11.86	27	—	1.85	3.75
2005	2	11.43	26	—	1.85	1.04
2004	5	11.31	52	0.02	1.85	2.70
2003	5	11.02	51	—	1.85	23.98
Roszel/Cadence Mid Cap Growth Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	8	$16.01	$131	—%	1.85%	20.32%
2006	1	13.30	14	—	1.85	5.63
2005	1	12.59	12	—	1.85	10.56
2004	5	11.39	56	—	1.85	4.38
2003	5	10.91	59	—	1.85	27.79
Roszel/Fayez Sarofim Large Cap Core Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	6	$13.87	$79	1.18%	1.85%	6.51%
2006	6	13.02	74	1.78	1.85	11.03
2005	6	11.73	66	—	1.85	1.63
2004	7	11.54	78	0.30	1.85	3.33
2003	9	11.17	98	—	1.85	24.68
Roszel/Allianz NFJ Mid Cap Value Portfolio

				Investment
			Net Assets	Income	Expense	Total
	Units (000’s)	Unit Value	(000’s)	Ratio	Ratio	Return
December 31,
2007	2	$12.05	$31	1.50%	1.85%	-0.78%
2006	4	12.14	54	1.11	1.85	10.71
2005	4	10.97	48	—	1.85	-1.34
2004	7	11.16	74	—	1.85	8.34
2003	5	10.26	48	—	1.85	30.10

6. CHARGES AND FEES
The following table is a listing of all expenses charged to the separate account. Mortality and expense and administrative charges may be assessed through a reduction in unit value or redemption of units or as fixed charges.

Charge	When Charge Is Deducted	Amount Deducted
Asset-Based Insurance Charges:
Mortality and expense charge	Daily — reduction of unit values	1.85% annually

Contract Charges:
Contract maintenance charge	Annually — redemption of units	$50 at the end of each contract year and upon a full withdrawal only if the greater of contract value , or premiums less withdrawals, is less than $75,000.

Transfer fee	Per incident — redemption of units	$25 for each transfer after the twelfth transfer in a contract year.

7. UNITS ISSUED AND REDEEMED
Units issued and redeemed during 2007 and 2006 were as follows:

		Roszel/JPMorgan	Roszel/Lazard		Roszel/Lord Abbett
	BlackRock Money	International Equity	International	Roszel/Davis Large Cap	Government Securities	Roszel/Lord Abbett Large	Roszel/BlackRock Fixed-
(In thousands)	Market V.I. Fund	Portfolio	Portfolio	Value Portfolio	Portfolio	Cap Value Portfolio	Income Portfolio
Outstanding at January 1, 2006	—	1	6	8	13	15	22
Activity during 2006:
Issued	—	9	4	—	1	4	2
Redeemed	—	(5)	(1)	(2)	—	(4)	—

Outstanding at December 31, 2006	—	5	9	6	14	15	24
Activity during 2007:
Issued	56	5	2	—	2	—	2
Redeemed	(56)	(4)	(5)	—	(2)	(6)	(1)

Outstanding at December 31, 2007	—	6	6	6	14	9	25

	Roszel/BlackRock	Roszel/Alliance	Roszel/Delaware
	Relative Value	Bernstein Large	Small-Mid Cap	Roszel/Loomis Sayles	Roszel/NWQ Small Cap	Roszel/Rittenhouse Large	Roszel/Marsico Large
(In thousands)	Portfolio	Cap Core Portfolio	Growth Portfolio	Large Cap Growth Portfolio	Value Portfolio	Cap Growth Portfolio	Cap Growth Portfolio
Outstanding at January 1, 2006	14	2	10	7	9	11	2
Activity during 2006:
Issued	1	—	1	—	12	—	6
Redeemed	(3)	—	(6)	—	(13)	—	(6)

Outstanding at December 31, 2006	12	2	5	7	8	11	2
Activity during 2007:
Issued	1	—	—	—	—	—	4
Redeemed	(1)	(2)	(2)	—	(4)	(4)	—

Outstanding at December 31, 2007	12	—	3	7	4	7	6

		Roszel/Fayez Sarofim	Roszel/Allianz NFJ
	Roszel/Cadence Mid	Large Cap Core	Mid Cap Value
(In thousands)	Cap Growth Portfolio	Portfolio	Portfolio
Outstanding at January 1, 2006	1	6	4
Activity during 2006:
Issued	—	—	—
Redeemed	—	—	—

Outstanding at December 31, 2006	1	6	4
Activity during 2007:
Issued	7	—	—
Redeemed	—	—	(2)

Outstanding at December 31, 2007	8	6	2

[Ernst & Young LLP]
Report of Independent Registered Public Accounting Firm
The Board of Directors
ML Life Insurance Company of New York
We have audited the accompanying balance sheet of ML Life Insurance Company of New York (the Company) as of December 31, 2007, and the related statements of earnings, comprehensive income, stockholder’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financials statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ML Life Insurance Company of New York at December 31, 2007, and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
March 14, 2008

[Deloitte & Touche LLP]
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors
ML Life Insurance Company of New York
We have audited the accompanying balance sheets of ML Life Insurance Company of New York (the “Company”) as of December 31, 2006, and the related statements of earnings, comprehensive income, stockholder’s equity, and cash flows for each of the two years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the financial position of ML Life Insurance Company of New York as of December 31, 2006, and the results of its operations and it cash flows for each of the two years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
New York, New York
March 2, 2007

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Balance Sheets

	Successor	Predecessor
	December 31,	December 31,
(dollars in thousands)	2007	2006
ASSETS

Investments
Fixed maturity available-for-sale securities, at estimated fair value	$100,231	$132,440
Equity available-for-sale securities, at estimated fair value	1,126	1,386
Policy loans on insurance contracts, at outstanding loan balances	69,165	72,779

	170,522	206,605

Cash and Cash Equivalents	60,406	35,952

Accrued Investment Income	2,866	3,622

Deferred Policy Acquisition Costs	—	22,485

Deferred Sales Inducements	—	1,840

Value of Business Acquired	44,024	—

Other Intangibles	8,330	—

Goodwill	6,882	—

Federal Income Taxes — Current	836	—

Other Assets	6,125	8,027

Separate Accounts Assets	925,828	970,012

Total Assets	$1,225,819	$1,248,543

See Notes to Financial Statements.	(Continued)

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Balance Sheets

	Successor	Predecessor
	December 31,	December 31,
(dollars in thousands, except common stock par value and shares)	2007	2006
LIABILITIES
Policyholder Liabilities and Accruals
Policyholder account balances	$140,782	$152,840
Future policy benefits	22,764	22,326
Claims and claims settlement expenses	4,618	8,501

	168,164	183,667

Other Policyholder Funds	989	679

Federal Income Taxes — Deferred	—	2,089

Federal Income Taxes — Current	—	1,064

Affiliated Payables — Net	—	1,417

Other Liabilities	—	1,849

Separate Accounts Liabilities	925,828	970,012

Total Liabilities	1,094,981	1,160,777

STOCKHOLDER’S EQUITY
Common stock ($10 par value; 220,000 shares authorized, issued and outstanding)	2,200	2,200
Additional paid-in capital	128,638	52,310
Accumulated other comprehensive loss, net of taxes	—	(753)
Retained earnings	—	34,009

Total Stockholder’s Equity	130,838	87,766

Total Liabilities and Stockholder’s Equity	$1,225,819	$1,248,543

See Notes to Financial Statements.

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Statements of Earnings

	Predecessor	Predecessor	Predecessor
(dollars in thousands)	For the Years Ended December 31,
	2007	2006	2005
Net Revenues
Policy charge revenue	$20,782	$19,577	$18,431
Net investment income	11,246	11,523	11,275
Net realized investment gains (loss)	1,141	(71)	1,799

Total Net Revenues	33,169	31,029	31,505

Benefits and Expenses
Interest credited to policyholder liabilities	7,643	7,823	8,216
Policy benefits (net of reinsurance recoveries: 2007 - $1,846; 2006 - $1,219; 2005 - $98)	2,069	2,608	2,501
Reinsurance premium ceded	1,872	1,915	1,845
Amortization of deferred policy acquisition costs	2,184	3,269	7,005
Insurance expenses and taxes	3,942	4,424	4,699

Total Benefits and Expenses	17,710	20,039	24,266

Earnings Before Federal Income Taxes	15,459	10,990	7,239

Federal Income Tax Expense (Benefit)
Current	3,786	3,656	2,585
Deferred	1,062	(230)	(814)

Total Federal Income Tax Expense	4,848	3,426	1,771

Net Earnings	$10,611	$7,564	$5,468

See Notes to Financial Statements.

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Statements of Comprehensive Income

	Predecessor	Predecessor	Predecessor
(dollars in thousands)	For the Years Ended December 31,
	2007	2006	2005
Net Earnings	$10,611	$7,564	$5,468

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities:
Net unrealized holding gains (losses) arising during the period	499	509	(1,474)
Reclassification adjustment for gains included in net earnings	(2)	(71)	(1,799)

	497	438	(3,273)

Adjustments for policyholder liabilities	(20)	214	512
Adjustments for deferred federal income taxes	(167)	(228)	966

	(187)	(14)	1,478

Total other comprehensive income (loss), net of taxes	310	424	(1,795)

Comprehensive Income	$10,921	$7,988	$3,673

See Notes to Financial Statements.

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Statements of Stockholder’s Equity

			Accumulated
		Additional	other		Total
	Common	paid-in	comprehensive	Retained	stockholder’s
(dollars in thousands)	stock	capital	income (loss)	earnings	equity
Balance, January 1, 2005 (Predecessor)	$2,200	52,310	618	25,088	$80,216
Net earnings				5,468	5,468
Other comprehensive loss, net of taxes			(1,795)		(1,795)

Balance, December 31, 2005 (Predecessor)	2,200	52,310	(1,177)	30,556	83,889
Net earnings				7,564	7,564
Cash dividend paid to Merrill Lynch Insurance Group, Inc.				(4,111)	(4,111)
Other comprehensive income, net of taxes			424		424

Balance, December 31, 2006 (Predecessor)	2,200	52,310	(753)	34,009	87,766
Net earnings				10,611	10,611
Cash dividend paid to Merrill Lynch Insurance Group, Inc.				(5,453)	(5,453)
Other comprehensive income, net of taxes			310		310

Balance, at date of acquisition (Predecessor)	2,200	52,310	(443)	39,167	93,234
Effect of pushdown accounting of AEGON USA, Inc.’s purchase price on ML Life Insurance Company of New York’s net assets acquired (see Note 3)		76,328	443	(39,167)	37,604

Balance, December 31, 2007 (Successor)	$2,200	$128,638	$—	$—	$130,838

See Notes to Financial Statements.

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Statements of Cash Flows

	Predecessor	Predecessor	Predecessor
(dollars in thousands)	For the Years Ended December 31,
	2007	2006	2005
Cash Flows From Operating Activities:
Net earnings	$10,611	$7,564	$5,468
Noncash items included in earnings:
Amortization of deferred policy acquisition costs	2,184	3,269	7,005
Capitalization of policy acquisition costs	(1,751)	(2,716)	(1,911)
Amortization of deferred sales inducements	157	63	(28)
Capitalization of sales inducements	(714)	(1,302)	(573)
Amortization of investments	238	603	821
Interest credited to policyholder liabilities	7,643	7,823	8,216
Change in guaranteed benefit liabilities	(592)	56	285
Deferred federal income tax expense (benefit)	1,062	(230)	(814)
(Increase) decrease in operating assets:
Accrued investment income	756	312	(15)
All other assets — net	1,015	(4,255)	2,206
Increase (decrease) in operating liabilities:
Claims and claims settlement expenses	(3,883)	5,172	(1,936)
Other policyholder funds	310	415	(835)
All other liabilities — net	(4,330)	(44)	1,283
Other operating activities:
Net realized investment (gains) losses	(1,141)	71	(1,799)

Net cash and cash equivalents provided by operating activities	11,565	16,801	17,373

Cash Flows From Investing Activities:
Proceeds from (payments for):
Sales of available-for-sale securities	12,210	22,173	36,283
Maturities of available-for-sale securities	41,362	41,403	13,182
Purchases of available-for-sale securities	(19,808)	(32,653)	(36,992)
Policy loans on insurance contracts – net	3,614	1,614	2,357

Net cash and cash equivalents provided by investing activities	37,378	32,537	14,830

See Notes to Financial Statements.	(Continued)

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Statements of Cash Flows

	Predecessor	Predecessor	Predecessor
(dollars in thousands)	For the Years Ended December 31,
	2007	2006	2005
Cash Flows From Financing Activities:
Cash dividend paid to Merrill Lynch Insurance Group, Inc.	$(5,453)	$(4,111)	$—
Policyholder deposits (excludes internal policy replacement deposits)	32,544	52,072	35,439
Policyholder withdrawals (including transfers from separate accounts)	(51,580)	(75,997)	(59,641)

Net cash and cash equivalents used in financing activities	(24,489)	(28,036)	(24,202)

Net increase in cash and cash equivalents	24,454	21,302	8,001

Cash and cash equivalents, beginning of year	35,952	14,650	6,649

Cash and cash equivalents, end of year	$60,406	$35,952	$14,650

Supplementary Disclosure of Cash Flow Information:
Cash paid for:
Federal income taxes	$5,686	$3,234	$2,677
Interest	74	179	67
See Notes to Financial Statements.

ML Life Insurance Company of New York
(a wholly owned subsidiary of AEGON USA, Inc.)
Notes to Financial Statements
(Dollars in Thousands)
Note 1. Acquisition of ML Life Insurance Company of New York by AEGON USA, Inc.
On December 28, 2007 (the “Acquisition Date”), ML Life Insurance Company of New York (“MLLICNY” or the “Company”) and its affiliate, Merrill Lynch Life Insurance Company (“MLLIC”) were acquired by AEGON USA, Inc. (“AUSA”) for $0.13 billion and $1.12 billion, respectively for a total price for both entities of $1.25 billion. AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over 10 countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to the Acquisition Date, MLLICNY was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. (“MLIG”), which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co.”). See Note 3 for additional information on the purchase price and goodwill related to this transaction.
Note 2. Summary of Significant Accounting Policies
Description of Business
The Company sells non-participating annuity products, including variable annuities, modified guaranteed annuities and immediate annuities. The Company is licensed to sell insurance and annuities in nine states; however, it currently limits its marketing activities to the State of New York. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPF&S”), a wholly owned broker-dealer subsidiary of ML&Co.
Basis of Reporting
The accompanying financial statements have been prepared in conformity with U. S. generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting practices (“SAP”). The significant accounting policies and related judgments underlying the Company’s Financial Statements are summarized below.
On December 28, 2007, AUSA completed the acquisition of MLLICNY and its affiliate MLLIC. In accordance with Statement of Financial Accounting Standard (“SFAS”) No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangibles, the acquisition is being accounted for by AUSA using the purchase method of accounting, which requires the assets and liabilities of the Company to be identified and measured at their estimated fair values as of the Acquisition Date. The estimated fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the Acquisition Date becomes available.
In addition, as required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 54, Push Down Basis of Accounting in Financial Statements of a Subsidiary, the purchase method of accounting applied by AUSA to the acquired assets and liabilities associated with the Company has been “pushed down” to the financial statements of the Company, thereby establishing a new basis of accounting. As a result, the Company follows AUSA’s accounting policies subsequent to the Acquisition Date. This new basis of accounting is referred to as the “successor basis”, while the historical basis of accounting is referred to as the “predecessor basis’’. In general, Balance Sheet amounts at December 31, 2007 are representative of the successor basis of accounting while Statements of Earnings, Comprehensive Income, and Cash Flows amounts for 2007 are representative of the predecessor basis of accounting. Financial Statements included herein for periods prior and subsequent to the Acquisition Date are labeled “Predecessor” and “Successor”, respectively. Since the actual results between the period December 28, 2007 and December 31, 2007 were not material, the Company has utilized December 31, 2007 as the Acquisition Date herein.
Certain amounts in the predecessor financial statements have been reclassified to conform to the presentation of the successor and the current year presentation.
Accounting Estimates and Assumptions
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates.

Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, insurance and investment contract liabilities, income taxes and potential effects of resolved litigated matters.
Revenue Recognition
Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.
Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life contracts are recognized when policy charges are assessed or earned. The Company does not currently manufacture variable life insurance contracts.
Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned. The Company does not currently manufacture single premium deferred annuities or single premium whole life contracts.
Investments
The Company’s investments in fixed maturity and equity securities are classified as available-for-sale and are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of accumulated other comprehensive loss, net of taxes. These changes in estimated fair value are not reflected in the Statements of Earnings until a sale transaction occurs or when declines in fair value are deemed other-than-temporary.
If management determines that a decline in the value of an available-for-sale security is other-than-temporary, the carrying value is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, information obtained from external sources (i.e. company announcements, rating agency announcements, or news wire services) and the Company’s ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment. The factors that may give rise to a potential other-than-temporary impairment include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.
For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Prior to December 28, 2007, realized gains and losses on the sale or maturity of investments were determined on the basis of specific identification. Subsequent to December 28, 2007, realized gains and losses on the sale or maturity of investments are determined on the FIFO basis. Investment transactions are recorded on the trade date.
Certain fixed maturity and equity securities are considered below investment grade. The Company defines below investment grade securities as unsecured debt obligations that have a Standard and Poor’s (or similar rating agency) rating lower than BBB-.
For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company utilizes pricing services and broker quotes. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets.
Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. The estimated fair value of cash and cash equivalents approximates the carrying value.
Deferred Policy Acquisition Costs (“DAC”)
Policy acquisition costs for variable annuities and variable life insurance contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of DAC.
Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Insurance expenses and taxes reported in the Statements of Earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing inforce policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.
During 1990, the Company entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-five year period using an effective interest rate of 7.5%. This reinsurance agreement provided for payment of contingent ceding commissions, for a ten year period, based upon the persistency and mortality experience of the insurance contracts assumed. Payments made for contingent ceding commissions were capitalized and amortized using an identical methodology as that used for the initial acquisition costs.
As of December 31, 2007, the DAC balance was zero as a result of push-down accounting at the Acquisition Date.
Deferred Sales Inducements (“DSI”)
The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.
The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Earnings.
As of December 31, 2007, the DSI balance was zero as a result of push-down accounting at the Acquisition Date.
Value of Business Acquired (VOBA)
VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts inforce at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions in estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than unamortized balance. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of VOBA. This practice assumes that the expectations for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Since there were no events or circumstances to indicate that there may be any significant change in the fair value of net assets acquired on December 28, 2007, management did not perform an impairment test for VOBA.

Other Intangibles
Other intangible assets that were acquired at the Acquisition Date are a distribution agreement, a tradename, and a non-compete agreement. The tradename and the non-compete are required to be amortized on a straight-line basis over their useful life of five years. The distribution intangible will be amortized over the expected economic benefit period and at a pace consistent with the expected future gross profit streams generated from the distribution agreement, which is 30 years. The entire asset amount has been allocated to annuities. The carrying values of the intangibles will be reviewed periodically for indicators of impairment in value including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the Company operates, (2) the profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary. Since there were no events or circumstances to indicate that there may be any significant change in the fair value of net assets acquired on December 28, 2007, management did not perform an impairment test for the other intangibles.
Goodwill
Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Under SFAS No. 142, “Goodwill and Other Intangible Assets", goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down to fair value based primarily on discounted cash flows. Since there were no events or circumstances to indicate that there may be any significant change in the fair value of net assets acquired on December 28, 2007, management did not perform an impairment test for the acquired goodwill.
Separate Accounts
The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with New York State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.
Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Earnings. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Earnings.
Policyholder Account Balances
The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

Interest-sensitive life products	4.00%
Interest-sensitive deferred annuities	3.00% - 6.80%
These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.
Future Policy Benefits
The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality.

Liabilities for guaranteed benefits for variable annuity and life insurance contracts are discussed in more detail in Note 6 of the Financial Statements. Interest rates used in establishing such liabilities are as follows:

	Successor	Predecessor
Interest rates used for liabilities	2.55% — 5.50%	3.00% — 8.80%
Claims and Claims Settlement Expenses
Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.
Federal Income Taxes
The results of operations of the Company through December 28, 2007 were included in the consolidated Federal income tax return of ML&Co. The Company had entered into a tax-sharing agreement with ML&Co. whereby the Company calculated its current tax provision based on its operations and periodically remitted its current federal income tax liability to ML&Co. The tax-sharing agreement with ML&Co. was terminated on December 28, 2007. The Company has not entered into a new tax sharing agreement.
The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period during which such changes are enacted.
For federal income tax purposes, an election under Internal Revenue Code Section 338 was made by AUSA in connection with the purchase of the Company. As a result of this election, the income tax bases in the acquired assets and liabilities were adjusted as of the Acquisition Date resulting in a change to the related deferred income taxes. See Notes 3 and 7.
The Company is subject to taxes on premiums and is exempt from state income taxes in most states.
Recent Accounting Pronouncements
In December 2007, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 141 (revised 2007), “Business Combinations” (“SFAS 141(R)”). This statement replaces SFAS No. 141, “Business Combinations” (“SFAS 141”) and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. SFAS 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS 141(R) effective date shall not be adjusted upon adoption of SFAS 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS 141(R) on January 1, 2009, and has not yet determined the effect of SFAS 141(R) on its Financial Statements.
In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (“SFAS 160”). This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS 160 on January 1, 2009 and has not yet determined the effect of SFAS 160 on its Financial Statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities, with changes in fair value recognized in earnings as they occur. SFAS No. 159 permits the fair value option election on an instrument by instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007 provided that the entity makes that choice in the first 120 days of that fiscal year, has not yet issued financial statements for any interim period of the fiscal year of adoption, and also elects to apply the provisions of SFAS No. 157, Fair Value Measurements. Prior to the acquisition by AUSA, the Company early adopted SFAS No. 159 as of the first quarter 2007, but did not elect the fair value option for any of its existing assets or liabilities and therefore, the adoption did not have an impact on the Company’s Financial Statements. However, AUSA has not elected early adoption, and therefore as a result of the acquisition by AUSA and the resulting new basis of accounting, the Company will adopt SFAS No. 159 on January 1, 2008 and it is not expected to have a material impact on the Company’s Financial Statements.
On January 1, 2007, the Company adopted Statement of Position (“SOP”) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Since the Company’s practice of accounting for deferred acquisition costs, in connection with modifications or exchanges, substantially meets the provisions prescribed within SOP 05-1, the adoption of SOP 05-1 did not have a material impact on the Company’s Financial Statements.
In September 2006, the FASB issued SFAS No. 157 Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 with early adoption permitted, provided the entity has not yet issued financial statements for the fiscal year, including any interim periods. The provisions of SFAS No. 157 are to be applied prospectively. Prior to the acquisition by AUSA, the Company had early adopted SFAS No. 157 as of the first quarter 2007, which did not have a material impact on the Company’s Financial Statements. However, AUSA has not elected early adoption, and therefore as a result of the acquisition by AUSA and the resulting new basis of accounting, the Company will adopt SFAS No. 157 on January 1, 2008 and it is not expected to have a material impact on the Company’s Financial Statements.
In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s Financial Statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company adopted FIN 48 in the first quarter of 2007. The adoption of FIN 48 did not have an impact on the Company’s Financial Statements. As a result of the Company’s election for federal income tax purposes of Internal Revenue Code Section 338, the predecessor is responsible for any FIN 48 obligation that existed prior to the Acquisition Date.
Note 3. Purchase Price Allocation and Goodwill — Preliminary
On December 28, 2007, the Company and its affiliate, MLLIC, were acquired by AUSA for $0.13 billion and $1.12 billion, respectively for a total price for both entities of $1.25 billion. The allocation of the purchase price to the entities is based on their relative fair value. Since the actual results between the period December 28, 2007 and December 31, 2007 were not material, the Company has utilized December 31, 2007 as the Acquisition Date.
In addition, on December 28, 2007, ML&Co. and AUSA entered into a transition services agreement whereby ML&Co. is to provide certain outsourced third-party services required for the normal operations of the business and other services necessary for the migration to AUSA’s infrastructure. These services may be provided for a period of up to two years.
The purchase price has been allocated to the assets acquired and liabilities assumed using management’s best estimate of their fair value as of the Acquisition Date. The Company anticipates further refinement of the estimated fair values during the year as additional information relative to the fair values as of the Acquisition Date become available. Based upon AUSA’s method of attributing the purchase price to the entities acquired, refinements to the estimated fair values may result in changes to the purchase price of each of the entities. In no case will the adjustments extend beyond one year from the Acquisition Date.
In connection with the purchase of the Company discussed in Note 1, ML&Co. has agreed to make an additional payment to AUSA for the cost, if any, of making an election to determine policy acquisition costs to be capitalized for tax purposes without regard to the Company’s general expenses for its tax year ended December 31, 2008. If such a payment is made, it is not expected to have a material impact on any of the push-down accounting adjustments.
The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values at December 28, 2007, and the resulting goodwill, are presented below.

	Successor
Total Purchase Price		$1,249,974
Purchase price allocated to MLLIC		1,119,136

Purchase price allocated to the Company		130,838

Net Assets acquired prior to purchase accounting adjustments	$93,234

Adjustments to reflect assets acquired at fair value:
Fixed maturity available-for-sale securities	(112)
Equity available-for-sale securities	7
Elimination of historical DAC	(22,052)
Elimination of historical DSI	(2,397)
VOBA	44,024
Value of distribution agreements acquired	5,920
Value of non-compete intangible acquired	1,380
Value of tradename intangible acquired	1,030
Federal income taxes — deferred	3,318
Other assets	(51)

Adjustments to reflect liabilities assumed at fair value:
Policyholder account balances	21
Future policy benefits	(366)
Net Fair Value of Assets Acquired and Liabilities Assumed		123,956

Goodwill Resulting from the Acquisition		$6,882

The entire amount of goodwill is expected to be deductible for income tax purposes.
Other Intangible Assets
VOBA reflects the estimated fair value of inforce contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts inforce at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.
The value of the distribution agreement reflects the estimated fair value of the Company’s distribution agreement acquired at the Acquisition Date. The value of the distribution agreement is based on actuarially determined projections of future sales during the term of the agreement. The distribution intangible will be amortized over the expected economic benefit period and at a pace consistent with the expected future gross profit streams generated from the distribution agreement, which is 30 years.

The value of the tradename and the non-compete agreement reflects the estimated fair value of the tradename and the non-compete agreement at the Acquisition Date and will be amortized over the five year contractual agreement on a straight-line basis.
If actual experience under the distribution agreement, the tradename and the non-compete agreements differ from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.
For purposes of calculating the VOBA and other intangible assets relating to the Acquisition, management considered the Company’s weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 9% and 11% were used for VOBA for the life and annuity segments, respectively. A discount rate of 12% was used to value the distribution agreement, the tradename and the non-compete agreement intangible assets.
The fair values of VOBA and the distribution agreement, tradename, and the non-compete intangibles acquired at the Acquisition Date are as follows:

Successor
VOBA	$44,024
Value of distribution agreement acquired	5,920
Value of non-compete intangible acquired	1,380
Value of tradename intangible acquired	1,030

Total value of amortizable intangible assets acquired, excluding goodwill	$52,354

The estimated future amortization of VOBA and the distribution agreement, tradename, and the non-compete intangibles from 2008 to 2012 are as follows:

Successor
2008	$3,963
2009	$3,881
2010	$3,899
2011	$3,880
2012	$3,636
Note 4. Estimated Fair Value of Financial Instruments
Estimated Fair Value
As a result of the acquisition, all assets and liabilities acquired have been valued based on management’s best estimate of their fair value as of the Acquisition Date. See Note 2 for additional information regarding the determination of fair value.
Financial instruments are carried at fair value or amounts that approximate fair value. The carrying values of financial instruments at December 31, 2006 were:

Predecessor
2006
Assets:
Fixed maturity securities	$132,440
Equity securities	1,386
Policy loans on insurance contracts	72,779
Cash and cash equivalents	35,952
Separate accounts assets	970,012

Total assets	$1,212,569

Liabilities:
Policyholder account balances (1)	$152,840
Separate accounts liabilities	970,012

Total liabilities	$1,122,852

(1)	The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.
The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities at December 31 were:

Successor
2007
Estimated
Fair
Value (1)
Fixed maturity securities:
Corporate debt securities	$73,852
Mortgage-backed securities and other asset backed securities	13,701
U.S. Government and agencies	8,877
Foreign governments	3,801

Total fixed maturity securities	$100,231

Equity securities:
Preferred stocks	$1,126

(1)	In accordance with push-down accounting, cost /amortized cost were equal to estimated fair value at December 31, 2007.

	Predecessor
	2006
	Cost/	Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Fixed maturity securities:
Corporate debt securities	$116,328	$630	$1,622	$115,336
Mortgage-backed securities and other asset backed securities	7,083	25	38	7,070
U.S. Government and agencies	6,217	105	4	6,318
Foreign governments	3,499	254	37	3,716

Total fixed maturity securities	$133,127	$1,014	$1,701	$132,440

Equity securities:
Preferred stocks	$1,382	$8	$4	$1,386

In accordance with push-down accounting implemented at December 28, 2007, there were no unrealized losses incurred at December 31, 2007. Estimated fair value and gross unrealized losses by length of time that certain fixed maturity securities have been in a continuous unrealized loss position at December 31, 2006 were:

	Predecessor
	2006
	Less than 12 months		More than 12 Months		Total
	Estimated		Estimated		Estimated
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturity securities:
Corporate debt securities	$11,126	$52	$73,477	$1,570	$84,603	$1,622
Mortgage-backed securities and other asset backed securities	156	—	2,115	38	2,271	38
Foreign governments	—	—	1,462	37	1,462	37
U.S. Government and agencies	1,194	4	—	—	1,194	4

Equity securities:
Preferred stocks	965	4	—	—	965	4

Total temporarily impaired securities	$13,441	$60	$77,054	$1,645	$90,495	$1,705

Unrealized losses incurred during 2006 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. The Company had the ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment.
There were no realized investment losses due to other-than-temporary declines in fair value of securities for the years ended December 31, 2007, 2006 and 2005.
The amortized cost and estimated fair value of fixed maturity securities at December 31 by expected maturity were:

Successor
2007
Estimated
Fair
Value (1)
Fixed maturity securities:
Due in one year or less	$35,520
Due after one year through five years	34,794
Due after five years through ten years	9,804
Due after ten years	6,412

86,530

Mortgage-backed securities and other asset backed securities	13,701

Total fixed maturity securities	$100,231

(1)	In accordance with push-down accounting, cost /amortized cost were equal to estimated fair value at December 31, 2007.

	Predecessor
	2006
		Estimated
	Amortized	Fair
	Cost	Value
Fixed maturity securities:
Due in one year or less	$32,843	$32,654
Due after one year through five years	71,574	70,434
Due after five years through ten years	14,235	14,324
Due after ten years	7,392	7,958

	126,044	125,370

Mortgage-backed securities and other asset backed securities	7,083	7,070

Total fixed maturity securities	$133,127	$132,440

In the preceding tables fixed maturity securities not due at a single maturity date have been included in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
The amortized cost and estimated fair value of fixed maturity securities at December 31 by rating agency equivalent were:

Successor
2007
Estimated
Fair
Value (1)
AAA	$27,043
AA	19,529
A	35,201
BBB	17,528
Below investment grade	930

Total fixed maturity securities	$100,231

Investment grade	99%
Below investment grade	1%

(1)	In accordance with push-down accounting, cost /amortized cost were equal to estimated fair value at December 31, 2007.

	Predecessor
	2006
		Estimated
	Amortized	Fair
	Cost	Value
AAA	$32,191	$32,209
AA	29,013	28,882
A	45,625	45,285
BBB	26,298	26,064
Below investment grade	—	—

Total fixed maturity securities	$133,127	$132,440

Investment grade	100%	100%
Below investment grade	0%	0%
At December 31, 2007 and 2006, the carrying value of fixed maturity securities rated BBB- were $3,063 and $4,875, respectively, which is the lowest investment grade rating given by Standard and Poor’s.
The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.
The components of net unrealized gains (losses) included in accumulated other comprehensive loss, net of taxes, at December 31, 2006 were as follows:

Predecessor
2006
Assets:
Fixed maturity securities	$(687)
Equity securities	4

(683)

Liabilities:
Policyholder account balances	476
Federal income taxes — deferred	(406)

70

Stockholder equity:
Accumulated other comprehensive loss, net of taxes	$(753)

As of December 31, 2007, accumulated other comprehensive loss, net of taxes was zero as a result of push-down accounting at the Acquisition Date.
Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended December 31 were:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Proceeds	$12,210	$22,173	$36,283
Gross realized investment gains	1,268	89	2,114
Gross realized investment losses	127	160	315

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds on the sale of available-for-sale securities sold at a realized loss were $7,619, $11,552 and $17,299 for the years ended December 31, 2007, 2006 and 2005, respectively.
During 2007, 2006 and 2005 the Company incurred realized investment losses in order to further diversify and match the duration of its invested assets to corresponding policyholder liabilities.
The Company had investment securities with a carrying value of $852 and $855 that were deposited with insurance regulatory authorities at December 31, 2007 and 2006, respectively.
Excluding investments in U.S. Government and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.
Net investment income (loss) by source for the years ended December 31 was as follows:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Fixed maturity securities	$5,727	$6,930	$7,411
Policy loans on insurance contracts	3,385	3,560	3,679
Cash and cash equivalents	2,300	1,397	480
Equity securities	71	53	17
Other	12	(20)	—

Gross investment income	11,495	11,920	11,587
Less investment expenses	(249)	(397)	(312)

Net investment income	$11,246	$11,523	$11,275

Net realized investment gains (losses), for the years ended December 31 were as follows:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Fixed maturity securities	$1,141	$(71)	$1,799

Note 5. DAC and DSI
The components of amortization of DAC for the years ended December 31 were as follows:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Normal amortization related to variable life and annuity insurance products	$4,009	$4,180	$3,820
Unlocking related to variable life insurance products	(1,340)	(267)	(157)
Unlocking related to variable annuity insurance products	(485)	(644)	3,342

Total amortization of DAC	$2,184	$3,269	$7,005

During 2007, the Company revised its mortality assumptions and historical claims relating to its variable life insurance products which were favorable as compared to expectations. In addition, the Company updated its DAC model to reflect actual market returns for its variable annuity products, which were favorable as compared to expectations, consistent with the application of the reversion to the mean approach.
During 2006, the Company updated its DAC model to reflect actual market returns, which were favorable as compared to expectations, for its variable annuity products resulting in favorable unlocking. This is consistent with the application of the reversion to the mean approach.

During 2005, the Company lowered its future gross profit assumptions on certain variable life insurance and annuity products in connection to historical surrender experience and reinsurance assumptions.
DSI
During 2005, the Company introduced a variable annuity product in which certain contracts contain sales inducements. The components of deferred sales inducements for the years ended December 31 were as follows:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Amortization	$(182)	$(35)	$28
Unlocking	25	(28)	—

Total amortization of DSI	$(157)	$(63)	$28

As previously discussed in Note 2, as of December 31, 2007, the DAC and DSI balances were zero as a result of push-down accounting at the Acquisition Date.
Note 6. Variable Contracts Containing Guaranteed Benefits
Variable Annuity Contracts Containing Guaranteed Benefits
The Company issues variable annuity contracts in which the Company may contractually guarantee to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company include a guaranteed minimum income benefit (“GMIB”) and a guaranteed minimum withdrawal benefit (“GMWB”). Information regarding the general characteristics of each guaranteed benefit type is provided below:
•	In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•	In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years that must elapse before the GMIB provision can be exercised.

•	Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments, regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal. The Company began offering the GMWB benefit provision in the first quarter 2006.
The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	Successor			Predecessor
	2007			2006
	GMDB	GMIB	GMWB	GMDB	GMIB	GMWB

Net amount at risk (1)	$23,456	$1,090	$24	$27,959	$84	$—

Average attained age of contract owners	68	61	72	68	60	72

Weighted average period remaining until expected annuitization	n/a	7.0 yrs	n/a	n/a	7.9 yrs	n/a

(1)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the balance sheet date.
Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the balance sheet date.

Net amount at risk for GMWB is defined as the present value of the minimum guaranteed withdrawals available to the contract owner in excess of the contract owners’ account balance at the balance sheet date.
The Company records liabilities for contracts containing GMDB and GMIB provisions as a component of future policy benefits in the Balance Sheets. Changes in these guaranteed benefit liabilities are included as a component of policy benefits in the Statement of Earnings. The GMDB and GMIB liabilities are calculated in accordance with SOP 03-1 and are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and surrender assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.
The variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance at January 1, 2006 (Predecessor)	$3,083	$76

Guaranteed benefits incurred	1,277	(192)
Guaranteed benefits paid	(855)	—
Unlocking	(669)	163

Balance at December 31, 2006 (Predecessor)	2,836	47

Guaranteed benefits incurred	1,139	34
Guaranteed benefits paid	(323)	—
Unlocking	(1,191)	20
Push-down accounting adjustment (see Note 3)	(240)	(101)

Balance at December 31, 2007 (Successor)	$2,221	$—

During 2007 and 2006, the Company updated its market return assumptions resulting in favorable unlocking for GMDB liabilities.
The Company also records liabilities, which can be either positive or negative, for contracts containing GMWB provisions and for the reinsurance of GMIB provisions (“GMIB reinsurance”) for variable annuities based on the fair value of the underlying benefit. These liabilities are recorded as a component of future policy benefits in the Balance Sheets, with changes in the fair value recognized as a component of policy benefits in the Statement of Earnings. In accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“FAS 133”), the GMWB provision is treated as an embedded derivative and is required to be reported separately from the host variable annuity contract. The fair value of the GMWB obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of market return scenarios and other best estimate assumptions. The GMIB reinsurance liability is considered a fair value item and is also valued in accordance with FAS 133. In general, the GMIB reinsurance liability represents the present value of future reinsurance deposits net of reinsurance recoverables less a provision for required profit.
The variable annuity GMWB and GMIB reinsurance liabilities (assets) for the years ended December 31 were as follows:

		GMIB
	GMWB	Reinsurance
Balance at December 31, 2006 (Predecessor)	$—	$318

Changes in fair value	(339)	55
Push-down accounting adjustment (see Note 3)	934	(768)

Balance at December 31, 2007 (Successor)	$595	$(395)

At December 31, contract owners’ account balances by mutual fund class for contracts containing guaranteed benefit provisions were distributed as follows:

	Successor
	2007
				Money
	Equity	Bond	Balanced	Market	Other	Total
GMDB only	$291,825	84,448	55,742	19,498	255	$451,768
GMDB and GMIB	116,853	26,682	28,442	3,318	1,586	176,881
GMWB only	14,247	3,182	3,437	184	497	21,547
GMDB and GMWB	12,903	2,690	3,993	17	341	19,944
GMIB only	6,212	995	1,086	—	151	8,444
No guaranteed benefit	3,078	462	470	191	101	4,302

Total	$445,118	118,459	93,170	23,208	2,931	$682,886

	Predecessor
	2006
				Money
	Equity	Bond	Balanced	Market	Other	Total
GMDB only	$343,921	100,346	56,066	19,417	253	$520,003
GMDB and GMIB	110,333	24,795	21,938	3,179	1,287	161,532
GMDB and GMWB	7,083	1,771	2,469	16	298	11,637
GMWB only	7,233	1,903	1,713	57	370	11,276
GMIB only	4,750	809	534	—	106	6,199
No guaranteed benefit	2,271	372	366	—	89	3,098

Total	$475,591	129,996	83,086	22,669	2,403	$713,745

Variable Life Contracts Containing Guaranteed Benefits
The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.
The Company records liabilities for contracts containing GMDB provisions as a component of future policy benefits. Changes in the GMDB liabilities are included as a component of policy benefits in the Statements of Earnings. The variable life GMDB liability is set as a percentage of asset-based fees and cost of insurance charges deducted from contracts that include a GMDB provision. The percentage is established based on the Company’s estimate of the likelihood of future GMDB claims.
The variable life GMDB liabilities for the years ended December 31 were as follows:

GMDB
Balance at January 1, 2006 (Predecessor)	$205

Guaranteed benefits incurred	14
Guaranteed benefits paid	—

Balance at December 31, 2006 (Predecessor)	219

Guaranteed benefits incurred	13
Guaranteed benefits paid	—
Push-down accounting adjustment (see Note 3)	(232)

Balance at December 31, 2007 (Successor)	$—

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	Successor	Predecessor
	2007	2006
Balanced	$105,742	$108,938
Equity	78,332	82,920
Bond	29,471	32,903
Money Market	29,397	31,506

Total	$242,942	$256,267

Note 7. Federal Income Taxes
The following is a reconciliation of the provision for income taxes based on earnings before Federal income taxes, computed using the Federal statutory tax rate, versus the reported provision for income taxes for the years ended December 31:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Provisions for income taxes computed at Federal statutory rate	$5,411	$3,847	$2,533
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(407)	(360)	(772)
Foreign tax credit	(156)	(61)	10

Federal income provision	$4,848	$3,426	$1,771

Effective tax rate	31%	31%	24%
The Federal statutory rate for each of the three years ended December 31 was 35%.
The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each were as follows:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Policyholder account balances	$397	$(740)	$(316)
Investment adjustments	357	27	693
DSI	195	434	210
DAC	113	49	(1,401)

Deferred Federal income tax provision (benefit)	$1,062	$(230)	$(814)

Deferred tax assets and liabilities at December 31 were as follows:

	Successor	Predecessor
	2007	2006 (1)
Deferred tax assets:
DAC	$15,502	$—
Policyholder account balances	3,286	3,807
Investment adjustments	—	745
Net unrealized investment loss on investment securities	—	406

Total deferred tax assets	18,788	4,958

Deferred tax liabilities:
VOBA	18,788	—
DAC	—	6,403
DSI	—	644

Total deferred tax liabilities	18,788	7,047

Net deferred tax liability	$—	$(2,089)

(1)	At December 28, 2007, all deferred tax assets and liabilities associated with the predecessor were adjusted to zero due to the Section 338 tax election made by AUSA. The Section 338 election caused the predecessor to treat the acquisition as a sale of its assets for Federal tax purposes which reversed all of the predecessor’s temporary differences.
The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. The Company has analyzed all material tax positions under the provisions of FASB Interpretation No. 48, and has determined that there are no tax benefits that should not be recognized as of December 31, 2006 or as of December 31, 2007. There are no unrecognized tax benefits that would affect the effective tax rate. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.
The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company has recognized no such interest and penalties in its financial statements for the years ended December 31, 2007 and 2006.
The Company files a return in the U.S. Federal tax jurisdiction, and various state tax jurisdictions. As a result of the Company’s election for Federal income tax purposes of Internal Revenue Code Section 338, the predecessor is responsible for any FIN 48 obligations that existed prior to the Acquisition Date.
The Company will file a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. The Company has no valuation allowance related to its deferred tax assets as of December 31, 2007, and no change in valuation allowance since December 31, 2006. Management believes it is more likely than not that the Company or the affiliated consolidated group will generate sufficient taxable income in the appropriate carryforward periods to realize the benefit of its deferred tax assets.

Note 8. Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on single life policies and joint life policies.
Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. As of December 31, 2007, the Company held collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $285 that can be drawn upon for delinquent reinsurance recoverables.
As of December 31, 2007, the Company had the following life insurance inforce:

Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed to
	amount	companies	companies	amount	net
Life insurance inforce	$561,597	$69,382	$1,529	$493,744	0.3%
In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. As of December 31, 2007, 60% and 7% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.
Note 9. Related Party Transactions
Prior to December 28, 2007, the Company had the following affiliated agreements in effect:
The Company and MLIG were parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG, in relation to this service agreement, were reimbursed by the Company on an allocated cost basis. Charges allocated to the Company by MLIG pursuant to the agreement were $3,369, $3,842 and $3,954 for 2007, 2006 and 2005, respectively. Charges attributable to this agreement were included in insurance expenses and taxes, except for investment related expenses, which are included in net investment income. The Company was allocated interest expense on its accounts payable to MLIG that approximates the daily Federal funds rate. Total intercompany interest incurred was $74, $179 and $67 for 2007, 2006 and 2005, respectively. Intercompany interest is included in net investment income.
The Company had a general agency agreement with Merrill Lynch Life Agency Inc. (“MLLA”) whereby registered representatives of MLPF&S, who are the Company’s licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA was paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $2,295, $2,986 and $2,042 for 2007, 2006 and 2005, respectively. Certain commissions were capitalized as DAC and were being amortized in accordance with the accounting policy discussed in Note 2. Charges attributable to this agreement were included in insurance expenses and taxes, net of amounts capitalized.
MLIG had entered into an agreement with Roszel Advisors, LLC (“Roszel”), a subsidiary of MLIG, with respect to administrative services for the MLIG Variable Insurance Trust (“the Trust”). Certain Separate Accounts of the Company may invest in the various mutual fund portfolios of the Trust in connection with variable annuity contracts the Company has inforce. Under this agreement, Roszel pays MLIG an amount equal to a percentage of the assets invested in the Trust through the Separate Accounts. Revenue attributable to this agreement are included in policy charge revenue. The Company received from MLIG its allocable share of such compensation in the amount of $197, $198 and $205 during 2007, 2006 and 2005, respectively.
Effective September 30, 2006, ML&Co. transferred the Merrill Lynch Investment Managers, L.P. (“MLIM”) investment management business to BlackRock, Inc. (“BlackRock”) in exchange for approximately half of the economic interest in the combined firm, including a 45% voting interest. Under this agreement, all previous investment management services performed by MLIM were merged into BlackRock.

Prior to September 30, 2006, the Company and MLIM were parties to a service agreement whereby MLIM agreed to provide certain invested asset management services to the Company. The Company paid a fee to MLIM, for these services through the MLIG service agreement. Charges paid to MLIM through the first three quarters of 2006 and allocated to the Company by MLIG were $96. Charges for 2005 were $155.
Subsequent to December 28, 2007, the Company had the following affiliated agreements in effect:
The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During the three day period from December 29, 2007 to December 31, 2007, no expenses were incurred under this agreement.
AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During the three day period from December 29, 2007 to December 31, 2007, no expenses were incurred under this agreement.
Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. During the three day period from December 29, 2007 to December 31, 2007, no expenses were incurred under this agreement.
While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.
Note 10. Stockholder’s Equity and Statutory Regulations
During 2007, the Company paid ordinary cash dividends of $5,453 to its former parent, MLIG. During 2006, the Company paid ordinary cash dividends of $4,111 to MLIG. During 2005, the Company did not pay a dividend.
Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices differ from principles utilized in these financial statements as follows: policy acquisition costs are expensed as incurred, policyholder liabilities are established using different actuarial assumptions, provisions for deferred income taxes are limited to temporary differences that will be recognized within one year, and securities are valued on a different basis. In addition, purchase accounting adjustments such as VOBA, goodwill, and other intangibles are not recognized on a statutory basis.
The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the New York Insurance Department. The State of New York has adopted the National Association of Insurance Commissioners (“NAIC”) statutory accounting practices as a component of prescribed or permitted practices by the State of New York.
Statutory capital and surplus at December 31, 2007 and 2006, was $76,871 and $56,734, respectively. At December 31, 2007 and 2006, approximately $7,467 and $5,453, respectively, of stockholder’s equity was available for dividend distribution that does not require approval from the New York insurance department.
The Company’s statutory net income for 2007, 2006, and 2005 was $19,969, $17,427 and $10,662, respectively.
The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. As of December 31, 2007, and 2006, based on the RBC formula, the Company’s total adjusted capital level was well in excess of the minimum amount of capital required to avoid regulatory action.
Note 11. Commitments and Contingencies
State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). Based upon the public information available at this time, management believes the Company has no material financial obligations to state guaranty associations.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.
Note 12. Segment Information
In reporting to management, the Company’s operating results are categorized into two business segments: Annuities and Life Insurance. The Company’s Annuity segment consists of variable annuity and interest-sensitive annuity contracts. The Company’s Life Insurance segment consists of variable life insurance and interest-sensitive life insurance contracts. The Company currently does not manufacture, market, or issue life insurance contracts. The accounting policies of the business segments are the same as those described in the summary of significant accounting policies. All revenue and expense transactions are recorded at the contract level and accumulated at the business segment level for review by management. The “Other” category, presented in the following segment financial information, represents net revenues and earnings on invested assets that do not support life or annuity policyholder liabilities. Effective December 28, 2007, management no longer considers “Other” a category for segment reporting purposes. It is impracticable to restate the prior period segment information as well as disclosing the information under both the old basis and the new basis of reporting. Therefore, the predecessor information is shown under the old basis, three segments — Annuities, Life Insurance and Other, while the successor information is shown under the new basis, two segments — Annuities and Life Insurance.
The following tables summarize each business segment’s contribution to consolidated earnings for the years ended December 31.

	Predecessor
	2007
		Life
	Annuities	Insurance	Other	Total
Policy charge revenue	$13,592	$7,190	$—	$20,782
Net interest spread (1)	1,379	62	2,162	3,603
Net realized investment gains (losses)	1,159	—	(18)	1,141

Net Revenues	16,130	7,252	2,144	25,526

Policy benefits	(124)	2,193	—	2,069
Reinsurance premiums ceded	485	1,387	—	1,872
Amortization of DAC	2,044	140	—	2,184
Insurance expenses and taxes	3,248	694	—	3,942

Net Benefits and Expenses	5,653	4,414	—	10,067

Earnings before federal income taxes	10,477	2,838	2,144	15,459

Federal income tax expense	3,199	898	751	4,848

Net Earnings	$7,278	$1,940	$1,393	$10,611

(1)	Management considers investment income net of interest credited to policyholder liabilities in evaluating results.

	Predecessor
	2006
		Life
	Annuities	Insurance	Other	Total
Policy charge revenue	$12,188	$7,389	$—	$19,577
Net interest spread (1)	1,492	815	1,393	3,700
Net realized investment gains (losses)	(67)	—	(4)	(71)

Net Revenues	13,613	8,204	1,389	23,206

Policy benefits	961	1,647	—	2,608
Reinsurance premiums ceded	483	1,432	—	1,915
Amortization of DAC	2,005	1,264	—	3,269
Insurance expenses and taxes	3,256	1,168	—	4,424

Net Benefits and Expenses	6,705	5,511	—	12,216

Earnings before federal income taxes	6,908	2,693	1,389	10,990

Federal income tax expense	2,139	801	486	3,426

Net Earnings	$4,769	$1,892	$903	$7,564

(1)	Management considers investment income net of interest credited to policyholder liabilities in evaluating results.

	Predecessor
	2005
		Life
	Annuities	Insurance	Other	Total
Policy charge revenue	$11,085	$7,346	$—	$18,431
Net interest spread (1)	1,055	1,045	959	3,059
Net realized investment gains	1,799	—	—	1,799

Net Revenues	13,939	8,391	959	23,289

Policy benefits	1,136	1,365	—	2,501
Reinsurance premiums ceded	406	1,439	—	1,845
Amortization of DAC	5,529	1,476	—	7,005
Insurance expenses and taxes	3,388	1,311	—	4,699

Net Benefits and Expenses	10,459	5,591	—	16,050

Earnings before federal income taxes	3,480	2,800	959	7,239

Federal income tax expense	736	700	335	1,771

Net Earnings	$2,744	$2,100	$624	$5,468

(1)	Management considers investment income net of interest credited to policyholder liabilities in evaluating results.

The following tables represent select balance sheet information for the years ended December 31.

	Successor
	2007
		Life
	Annuities	Insurance	Total
Total assets	$857,543	$368,276	$1,225,819
Total policyholder liabilities and accruals	87,180	80,984	168,164

	Predecessor
	2006
		Life
	Annuities	Insurance	Other	Total
Total assets	$843,748	$359,284	$45,511	$1,248,543
Total policyholder liabilities and accruals	95,974	87,693	—	183,667
The following table summarizes the Company’s total revenues by contract type for the years ended December 31:

	Predecessor	Predecessor	Predecessor
	2007	2006	2005
Annuities:
Variable annuities	$14,032	$12,834	$11,658
Interest-sensitive annuities	2,098	779	2,281

Total Annuities	16,130	13,613	13,939

Life Insurance:
Variable life	7,176	8,147	8,346
Interest-sensitive whole life	76	57	45

Total Life Insurance	7,252	8,204	8,391

Other	2,144	1,389	959

Net Revenues (1)	$25,526	$23,206	$23,289

(1)	Management considers investment income net of interest credited to policyholder liabilities in evaluating Net Revenues.
******

PART C
OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Financial Statements
(1)
Financial Statements of ML of New York Variable Annuity Separate Account C as of December 31, 2007 and for the two years ended December 31, 2007 and the Notes relating thereto appear in the Statement of Additional Information.

(2)		Financial Statements of ML Life Insurance Company of New York for the three years ended December 31, 2007 and the Notes relating thereto appear in the Statement of Additional Information.
(b) Exhibits
(1)
Resolution of the Board of Directors of ML Life Insurance Company of New York establishing the ML of New York Variable Annuity Separate Account C. (Incorporated by Reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-90430 Filed June 13, 2002.)

(2)		Not Applicable.
(3)	(a)
Form of Underwriting Agreement Between ML Life Insurance Company of New York and Transamerica Capital, Inc. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 6 to Form N-4, Registration No. 333-119611 Filed April 25, 2008.)

(b)
Non-Affiliated Broker-Dealer Wholesaling Agreement between ML Life Insurance Company of New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. (Incorporated by Reference to the Annual Report on Form 10-K of ML Life Insurance Company of New York, File Nos. 33-34562, 33-60288, 333-48983, and 333-133224, Filed March 27, 2008.)

(c)
Selling Agreement between ML Life Insurance Company of New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to the Annual Report on Form 10-K of ML Life Insurance Company of New York, File Nos. 33-34562, 33-60288, 333-48983, and 333-133224, Filed March 27, 2008.)

(d)
Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.2 to ML Life Insurance Company of New York’s Current Report on Form 8-K, File No. 33-34562, filed January 4, 2008.)

(4)	(a)
Form of Contract for the Flexible Premium Individual Deferred Variable Annuity. (Incorporated by Reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-90430 Filed June 13, 2002.)

	(b)	Individual Retirement Annuity Endorsement. (Incorporated by Reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-90430 Filed August 26, 2002.)
	(c)	Tax-Sheltered Annuity Endorsement. (Incorporated by Reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333-90430 Filed August 26, 2002.)
	(d)	Qualified Plan Endorsement. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Form N-4, Registration No. 333-34894 Filed April 17, 2000.)
(5)
Form of Application for the Flexible Premium Individual Deferred Variable Annuity. (Incorporated by Reference to Registrant’s Registration Statement on Form N-4, Registration No. 333-90430 Filed June 13, 2002.)

(6)	(a)(i)
Certificate of Amendment and Restatement of Charter of Royal Tandem Life Insurance Company. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43654 Filed December 9, 1996.)

(a)(ii)
Certificate of Amendment of the Charter of ML Life Insurance Company of New York. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43654 Filed December 9, 1996.)

(b)
By-Laws of ML Life Insurance Company of New York. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43654 filed December 9, 1996.)

(7)		Not Applicable.
(8)	(a)
Amended General Agency Agreement. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 5 to Form N-4, Registration No. 33-43654 Filed April 28, 1994.)

(b)
Indemnity Agreement Between ML Life Insurance Company of New York and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43654 Filed December 9, 1996.)

(c)
Agreement Between ML Life Insurance Company of New York and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43654 Filed December 9, 1996.)

(d)
Agreement Between ML Life Insurance Company of New York and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43654 Filed December 9, 1996.)

(e)
Service Agreement Between Tandem Financial Group, Inc. and Royal Tandem Life Insurance Company. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43654 Filed December 9, 1996.)

(f)
Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and ML Life Insurance Company of New York. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43654 Filed December 9, 1996.)

(g)
Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and ML Life Insurance Company of New York. (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-43654 Filed May 1, 1998.)

(h)
Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and ML Life Insurance Company of New York (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Form N-4, Registration No. 333-34894 Filed April 17, 2000.)

(i)
Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and ML Life Insurance Company of New York. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 7 to Form N-4, Registration No. 333-90430 Filed April 17, 2007)

(j)
Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and ML Life Insurance Company of New York. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 7 to Form N-4, Registration No. 333-90430 Filed April 17, 2007)

(k)
Participation Agreement by and among MLIG Variable Insurance Trust, Merrill Lynch Pierce Fenner & Smith Inc., Roszel Advisors, LLC, and ML Life Insurance Company of New York. (Incorporated by Reference to Post-Effective Amendment No. 6 to ML of New York Variable Annuity Separate Account A’s Registration Statement under the Securities Act of 1933 on Form N-4, File No. 333-119611, Filed April 25, 2008.)

(l)
Keep Well Agreement between AEGON USA and ML Life Insurance Company of New York. (Incorporated by Reference to the Annual Report on Form 10-K of ML Life Insurance Company of New York, File Nos. 33-34562, 33-60288, 333-48983, and 333-133224, Filed March 27, 2008.)

(m)
Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.1 to ML Life Insurance Company of New York’s Current Report on Form 8-K, File No. 33-34562, filed August 17, 2007.)

(n)
First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.1 to ML Life Insurance Company of New York’s Current Report on Form 8-K, File No. 33-34562, filed January 4, 2008.)

(9)		Opinion of Darin D. Smith, Esq. as to the legality of the securities being registered.
(10)	(a)	Written Consent of Sutherland Asbill & Brennan LLP.
	(b)	Written Consent of Deloitte & Touche LLP, independent registered public accounting firm.
	(c)	Written Consent of Ernst & Young LLP, independent registered public accounting firm.
(11)		Not Applicable.
(12)		Not Applicable.
(13)		Powers of Attorney (Incorporated by Reference to ML of New York Variable Annuity Separate Account A’s Post Effective Amendment No. 6 to Form N-4, Registration No. 333-119611 Filed April 25, 2008).

Item 25. Directors and Officers of ML Life Insurance Company of New York

Name and Business Address	Principal Positions and Offices with Depositor

Lon J. Olejniczak	Director and President
4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001
William Brown, Jr.	Director
Kensico Terrace LLC 14 Windward Avenue White Plains, NY 10605
William L. Busler	Director
3290 Sandy Beach Road Solon, Iowa 52333
Frank A. Camp	Director and Secretary
4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001
Robert F. Colby	Director
Diversified Investment Advisors 4 Manhattanville Rd, MD 3-41 Purchase, NY 10577
Robert R. Frederick	Director and Senior Vice President
4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001
Steven E. Frushtick	Director
Wiener, Frushtick & Straub 500 5th Avenue New York, NY 10110
John T. Mallet	Director, Treasurer and Chief Financial Officer
4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001
Ronald F. Mosher	Director
54 Coronado Pointe Laguna Niguel, CA 92677

Name and Business Address	Principal Positions and Offices with Depositor

Peter P. Post	Director
3P Consulting, LLC 64 Middle Patent Road Armonk, NY 10504
Brian C. Scott	Director and Senior Vice President — Operations
4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001
Cornelis H. Verhagen	Director
570 Carillon Parkway MS 528W St. Petersburg, FL 33716-1202
Ronald L. Ziegler	Director and Senior Vice President
4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001
Eric J. Martin	Vice President and Corporate Controller
4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001
Darin D. Smith	Vice President and Assistant Secretary
4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001

*	Each director is elected to serve until the next annual shareholder meeting or until his or her successor is elected and shall have qualified.

Item 26.	Persons Controlled By or Under Common Control With the Depositor or Registrant.

ML Life Insurance Company of New York is an indirect wholly owned subsidiary of AEGON USA, Inc.

A list of subsidiaries of AEGON USA, Inc. appears below.

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company
AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor
AEGON Dealer Services Canada, Inc.	Canada	100% National Financial Corporation	Mutual fund dealership
AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Japan K.K	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing
AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager
AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Ireland Services Limited	Ireland	100% AEGON Ireland Holding B.V.	Provides the services of staff and vendors to AEGON Financial Assurance Ireland, Limited and AEGON Global Institutional Markets, PLC
AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan)	Life insurance

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (42.54%); Transamerica Occidental Life Insurance Company (21.38%); Monumental Life Insurance Company (20.54%); Life Investors Insurance Company of America (15.54)%	Investment vehicle for securities lending cash collaterol
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON Direct Marketing Services e Corretora de Seguros de Vida Ltda.	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company
AEGON N.V.	Netherlands	22.238% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company
AEGON U.S. Holding Corporation	Delaware	1056 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Voting Preferred Stock owned by Transamerica Corporation	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S. Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S. Corporation	Holding company
AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Fifteen LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Five LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC.	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC.	Delaware	100% FGH USA LLC	Real estate

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

American Bond Services LLC.	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent
Apple Partners of Iowa LLC.	Iowa	Member: Monumental Life Insurance Company	Hold title on Trustee’s Deeds on secured property
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners — Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property
Asia Investments Holdings, Limited	Hong Kong	99% TOLIC	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company
AUSACAN LP	Canada	General Partner — AUSA Holding Co. (1%); Limited Partner — First AUSA Life Insurance Company (99%)	Inter-company lending and general business
Bankers Financial Life Ins. Co.	Arizona	Class B Common stock is allocated 75% of total cumulative vote — AEGON USA, Inc. Class A Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Bay Area Community Investments I, LLC.	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC.	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC.	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated), Chen Jun	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC.	Delaware	100% Clark Consulting, Inc.	Special purpose
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency
Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company
Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm
Clark Investment Strategies, Inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer
COLI Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Commonwealth General Corporation (“CGC”)	Delaware	AEGON U.S. Corporation owns 100 shares; AEGON USA, Inc. owns 5 shares	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency
CRG Fiduciary Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
ECB Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Inactive
Edgewood IP, LLC.	Iowa	100% TOLIC	Limited liability company
Executive Benefit Services, Inc.	California	100% Clark Consulting, Inc.	Inactive
FGH Eastern Region LLC.	Delaware	100% FGH USA LLC	Real estate
FGH Realty Credit LLC.	Delaware	100% FGH Eastern Region LLC	Real estate
FGH USA LLC.	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate
FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate
FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC.	Delaware	100% FGH USA LLC	Real estate

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

FGP West Street LLC.	Delaware	100% FGH USA LLC	Real estate
FGP West Street Two LLC.	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC.	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products
First FGP LLC.	Delaware	100% FGH USA LLC	Real estate
Flashdance, LLC.	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Fourth & Market Funding, LLC.	Delaware	100% Commonwealth General Corporation	Investments
Fourth FGP LLC.	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments
Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments
Garnet Community Investments, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments I, LLC.	Delaware	100% Life Investors Insurance Company of America	Securities
Garnet Community Investments II, LLC.	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC.	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments
Garnet Community Investments IV, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC.	Delaware	100% Monumental Life Insurance Company	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Garnet Community Investments VI, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC.	Delaware	100% Monumental Life Insurance Company	Investments
Garnet LIHTC Fund I, LLC.	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc. — a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund II, LLC.	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund III, LLC.	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund IV, LLC.	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99)%	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Garnet LIHTC Fund V, LLC.	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund VI, LLC.	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund VII, LLC.	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99)%	Investments
Garnet LIHTC Fund VIII, LLC.	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99)%	Investments
Garnet LIHTC Fund IX, LLC.	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund X, LLC.	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund XI, LLC.	Delaware	100% Garnet Community Investments XI, LLC	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Garnet LIHTC Fund XII, LLC.	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30)%	Investments
Garnet LIHTC Fund XII-A, LLC.	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund XII-B, LLC.	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund XII-C, LLC.	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund XIII, LLC.	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89)%	Investments
Garnet LIHTC Fund XIII-A, LLC.	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99)%	Investments
Garnet LIHTC Fund XIII-B, LLC.	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99)%	Investments

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Garnet LIHTC Fund XIV, LLC.	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XV, LLC.	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVI, LLC.	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XVII, LLC.	Delaware	100% Garnet Community Investments, LLC	Investments
Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary
Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance
Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company
GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company
Hott Feet Development LLC.	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
In the Pocket LLC.	New York	100% Transamerica Occidental Life Insurance Company	Broadway production
Innergy Lending, LLC.	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending
InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote — AEGON USA, Inc. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance
JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Life Investors Alliance, LLC.	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
Life Investors Insurance Company of America	Iowa	679,802 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance
LIICA Holdings, LLC.	Delaware	Sole Member: Life Investors Insurance Company of America	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Life Investors Insurance Company of America	Captive insurance company
Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company
Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, Inc.	Insurance company
ML Life Insurance Company of New York	New York	100% AEGON USA, Inc.	Insurance company
Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator
Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company
National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency
NEF Investment Company	California	100% TOLIC	Real estate development
New Markets Community Investment Fund, LLC.	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping
Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Peoples Benefit Services, Inc.	Pennsylvania	100%-Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company
Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance
Quantitative Data Solutions, LLC.	Delaware	100% TOLIC	Special purpose corporation
RCC North America LLC.	Delaware	100% AEGON USA, Inc.	Real estate

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Real Estate Alternatives Portfolio 1 LLC.	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC.	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC.	Delaware	Members: 30.4% Transamerica Life Insurance Company.; 23% Transamerica Occidental Life Insurance Company; 1% Stonebridge Life Insurance Company; 11% Life Investors Insurance Company of America; 19% Monumental Life Insurance Company	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 10% owned by Transamerica Occidental Life Insurance Company; 41.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Real Estate Alternatives Portfolio 4 HR, LLC.	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC.	Delaware	34% owned by Transamerica Life Insurance Company; 30% owned by Transamerica Occidental Life Insurance Company; 32% owned by Monumental Life Insurance Company; 4% owned by Transamerica Financial Life Insurance Company	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 NR, LLC.	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Real Estate Alternatives Portfolio 5 RE, LLC.	Delaware	Manager: AEGON USA Realty Advisors, Inc.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Retirement Project Oakmont	CA	General Partners: Transamerica International Holdings, Inc. ; TOLIC; Transamerica Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC.	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC.	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Ins. Co.	Arizona	Voting common stock is allocated 75% of total cumulative vote — AEGON USA, Inc. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, Inc.	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
TAH-MCD IV, LLC.	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC
The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns-23%	Fund advisor
Transamerica Aviation LLC.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Transamerica Direct Marketing Consultants, LLC.	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Group-Mexico Servicios S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
Transamerica Direct Marketing Services Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International B.V.	Marketing company
Transamerica Distribution Finance — Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company
Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages
Transamerica IDEX Mutual Funds	Delaware	100% InterSecurities, Inc.	Mutual fund

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance
Transamerica Investment Management, LLC.	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Investment Management, LLC	Advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance
Transamerica Life Solutions, LLC.	Delaware	Investors Warranty of America, Inc. — sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments
Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	1,104,117 shares Common Stock owned by Transamerica International Holdings, Inc.; 1,103,466 shares of Preferred Stock owned by Transamerica Corporation	Life Insurance
Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance
Transamerica Pyramid Properties LLC.	Iowa	100% TOLIC	Realty limited liability company

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% TOLIC; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Realty Investment Properties LLC.	Delaware	100% TOLIC	Realty limited liability company
Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of administrative services
United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency
Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator
USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator
Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor
Westcap Investors, LLC.	Delaware	100% Transamerica Investment Management, LLC	Inactive
Westcap Investors Series Fund, LLC.	Delaware	Transamerica Investment Management, LLC is the Managing Member	This Series Fund is an unregistered investments vehicle for Transamerica Investment Management, LLC (former Westcap Investors, LLC) clients are Members
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

Westport Strategies, LLC.	Delaware	AUSA Holding Company — sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC.	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

	Jurisdiction of	Percent of Voting
Name	Incorporation	Securities Owned	Business

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC.	Delaware	Manager: AEGON USA Investment Management, LLC	Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contracts

The number of Contracts in force as of April 2, 2008 was 5.

Item 28. Indemnification

The New York Code (Sections 721 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Other Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. These accounts are separate accounts of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b) Directors and Officers of Transamerica Capital, Inc.:

	Principal
Name	Business Address	Position and Offices with Underwriter

Robert R. Frederick	(1)	Chief Operations Officer, President and Director
John T. Mallett	(1)	Director
Mark W. Mullin	(1)	Director
Lon J. Olejniczak	(1)	Chief Executive Officer and Director
Michael W. Brandsma	(2)	Executive Vice President and Chief Financial Officer
David R. Paulsen	(2)	Executive Vice President
Michael G. Petko	(2)	Executive Vice President
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer
Frank A. Camp	(1)	Secretary
Amy J. Boyle	(4)	Assistant Vice President
John W. Fischer	(4)	Assistant Vice President
Clifton W. Flenniken, III	(5)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Linda S. Gilmer	(1)	Vice President
Karen D. Heburn	(4)	Vice President
Kyle A. Keelan	(4)	Assistant Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Jeffrey Eng	(6)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426

(c) Compensation to Principal Underwriter:

	Net
	Underwriting
Name of Principal	Discounts and	Compensation	Brokerage
Underwriter	Commissions(2)	on Redemption	Commissions	Compensation

Merrill Lynch, Pierce, Fenner & Smith Incorporated(1)	$0	$0	$0	$0
Transamerica Capital, Inc.	$0	$0	$0	$0

(1)	Effective May 1, 2008, Transamerica Capital, Inc. replaced Merrill Lynch, Pierce, Fenner & Smith Incorporated as principal underwriter for the policies.

(2)	Fiscal Year 2007

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, ML Life Insurance Company of New York at 4 Manhattanville Road, Purchase, NY 10577 or 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001; or by the Service Center at 4802 Deer Lake Drive East, Jacksonville, Florida 32246.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) ML Life Insurance Company of New York hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by ML Life Insurance Company of New York.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, ML of New York Variable Annuity Separate Account C, certifies that this Post-Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485, and accordingly, has caused this Amendment to be signed on its behalf, in the City of Cedar Rapids, and State of Iowa, on this 22 day of April, 2008.

ML of New York Variable Annuity
Separate Account C
(Registrant)

ML Life Insurance Company of New York
(Depositor)

By:	*
Lon J. Olejniczak
President and Director

As required by the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed by the following persons in the capacities indicated on April 22, 2008.

Signatures	Title

* Lon J. Olejniczak	Director and President

* William Brown, Jr.	Director

* William L. Busler	Director

* Frank A. Camp	Director and Secretary

* Robert F. Colby	Director

* Robert R. Frederick	Director and Senior Vice President

* Steven E. Frushtick	Director

* John T. Mallett	Director, Treasurer and Chief Financial Officer

* Ronald F. Mosher	Director

Signatures	Title

* Peter P. Post	Director

* Brian C. Scott	Director and Senior Vice President — Operations

* Cornelis H. Verhagen	Director

* Ronald L. Ziegler	Director and Senior Vice President

* Eric J. Martin	Vice President and Corporate Controller

/s/ Darin D. Smith Darin D. Smith	Vice President and Assistant Secretary

* By: Darin D. Smith — Attorney-in-Fact pursuant to Powers of Attorney.

EXHIBIT LIST

(9)		Opinion of Darin D. Smith as to the legality of the securities being registered
(10)	(a)	Written Consent of Sutherland Asbill & Brennan LLP.
	(b)	Written Consent of Deloitte & Touche LLP, independent registered public accounting firm.
	(c)	Written Consent of Ernst & Young LLP, independent registered public accounting firm.